UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SEARCHLIGHT MINERALS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEARCHLIGHT MINERALS CORP.
Suite 120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada 89052
(702) 939-5247

November 17, 2009
To the Stockholders of Searchlight Minerals Corp.:

It is with great pleasure that I extend a cordial invitation to attend the Annual Meeting of Stockholders of Searchlight Minerals Corp. to be held on December 15, 2009 at 8:30 a.m., local time, at the Sheraton Crescent Hotel 2620 West Dunlap Avenue, Phoenix, Arizona 85021, (602) 943-8200.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached proxy statement.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope.  Returning the proxy does NOT deprive you of your right to attend the Annual Meeting and to vote your shares in person for the matters acted upon at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/ Ian R. McNeil
Ian R. McNeil
President and Chief Executive Officer

SEARCHLIGHT MINERALS CORP.
Suite 120 - 2441 West Horizon Ridge Pkwy.
Henderson, Nevada 89052
(702) 939-5247

November 17, 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 15, 2009

The Annual Meeting of Stockholders of Searchlight Minerals Corp. will be held on December 15, 2009 at 8:30 a.m., local time, at the Sheraton Crescent Hotel 2620 West Dunlap Avenue, Phoenix, Arizona 85021, (602) 943-8200, for the following purposes:

1.
The election of two directors assigned to Class III of the Board of Directors of Searchlight for three year terms expiring at the 2011 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

2.
The election of two directors assigned to Class II of the Board of Directors of Searchlight for three year terms expiring at the 2012 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

3.	To consider and vote upon an amended and restated Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

4.	To consider and vote upon an amended and restated Articles of Incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

5.	To adopt our 2009 Stock Incentive Award Plan (the “2009 Incentive Plan”) and to reserve up to 3,250,000 shares of common stock for issuance under the 2009 Incentive Plan.

6.	To adopt our 2009 Equity Incentive Plan for Directors (the “2009 Directors Plan”) and to reserve up to 750,000 shares of common stock for issuance under the 2009 Directors Plan.

7.
To ratify the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent registered public accounting firm for the year ending December 31, 2009.

8.	To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on November 13, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.  Each share of Searchlight common stock is entitled to one vote on all matters presented at the Annual Meeting.

Your vote is important.  Whether or not you expect to attend the Annual Meeting in person, please vote by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid reply envelope provided.  The proxy is revocable by you at any time prior to its use at the Annual Meeting.  If you are a holder of record, you may also cast your vote in person at the Annual Meeting.  If you receive more than one proxy card because your shares are registered in different names or addresses, each proxy card should be signed and returned to ensure that all your shares will be voted at the Annual Meeting.  If your shares are held at a brokerage firm or a bank, you must provide them with instructions on how to vote your shares.

By Order of the Board of Directors

/s/ Ian R. McNeil
Ian R. McNeil
President and Chief Executive Officer
Henderson, Nevada
November 17, 2009

Location of Annual Shareholders Meeting

Sheraton Crescent Hotel
2620 West Dunlap Avenue
Phoenix, AZ 85021
(602) 943-8200

Location of Site Visit

Clarkdale Metals Corp
500 Luke Lane
Clarkdale, AZ 86324
(928) 649-1917

Proposed Itinerary

8:00 a.m.	Registration process Continental Breakfast

8:30 a.m.	Shareholders Meeting

10:30 a.m.	Board bus at Sheraton to Clarkdale for site visit Lunch will be provided on bus (boxed lunches)

12:00 p.m.	Guided tour of Clarkdale project and plant

2:00 p.m.	Board bus and depart back to Phoenix

4:00 p.m.	Drop off at Sheraton Hotel

The Company is providing return transportation from the Sheraton Hotel to the Clarkdale site.  In order to reserve your seat for the tour and to help the company coordinate transportation, please contact Rachel Hunt at Searchlight Minerals Corp. to confirm your attendance at (702) 939-5245 or rhunt@searchlightminerals.com by December 7, 2009.

To make hotel reservations at the Sheraton Crescent, please call reservations at (602) 943-8200.  Searchlight Minerals has a contracted rate of $95 plus tax a night upon availability for shareholders attending the meeting.

Please see attached map for directions to the Sheraton from Sky Harbor Airport.

Projected temperatures for the Phoenix area in mid December are 67o F during the day and 45o F in the evening.  Projected temperature for Clarkdale is 52o F during the day.

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	1

PROPOSAL NO. 1 ELECTION OF CLASS III DIRECTORS	6

PROPOSAL NO. 2 ELECTION OF CLASS II DIRECTORS	6

PROPOSAL NO. 3 RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE CLASS OF PREFERRED STOCK	9

PROPOSAL NO. 4 RESTATED ARTICLES OF INCORPORATION TO LIMIT LIABILITY OF DIRECTORS AND OFFICERS AND PERMIT INDEMNIFICATION OF DIRECTORS, OFFICERS AND CERTAIN OTHER PERSONS	11

PROPOSAL NO. 5 APPROVAL OF 2009 STOCK INCENTIVE AWARD PLAN	14

PROPOSAL NO. 6 APPROVAL OF 2009 EQUITY INCENTIVE PLAN FOR DIRECTORS	19

PROPOSAL NO. 7 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

CORPORATE GOVERNANCE	23

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30

EXECUTIVE COMPENSATION	32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	41

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	50

PRINCIPAL AUDITOR FEES AND SERVICES	50

OTHER MATTERS	51

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS	52

NO INCORPORATION BY REFERENCE OF CERTAIN PORTIONS OF THIS PROXY STATEMENT	53

APPROVAL OF THE BOARD OF DIRECTORS	53

APPENDIX A - RESTATED ARTICLES OF INCORPORATION

APPENDIX B - 2009 STOCK INCENTIVE AWARD PLAN

APPENDIX C - 2009 EQUITY INCENTIVE PLAN FOR DIRECTORS

i

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2009

We are providing these proxy materials in connection with our Annual Meeting of Stockholders.  This proxy statement and the accompanying proxy card will be first mailed to the stockholders on or about November 20, 2009.  This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting.  Please read it carefully.

ABOUT THE ANNUAL MEETING

Q:           Who is soliciting my vote?

A:	Our Board of Directors is soliciting your vote at the Annual Meeting of Stockholders.

Q:           What is the purpose of the Annual Meeting?

A:	You will be voting on seven proposals:

•
To elect two directors assigned to Class III of the Board of Directors of Searchlight for three year terms expiring at the 2011 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

•
To elect two directors assigned to Class II of the Board of Directors of Searchlight for three year terms expiring at the 2012 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

•	To vote upon an amendment and restatement of our Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

•	To vote upon an amendment and restatement of our Articles of Incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

•	To approve the 2009 Incentive Plan and to reserve up to 3,250,000 shares of common stock for issuance under the 2009 Incentive Plan.

•	To approve the 2009 Directors Plan and to reserve up to 750,000 shares of common stock for issuance under the 2009 Directors Plan.

•
To ratify the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent registered public accounting firm for the year ending December 31, 2009.

We will also consider any other business that may properly come before the Annual Meeting.

Q:	What is the Board of Directors’ recommendations?

A:	The Board of Directors recommends a vote:

•	FOR the election of the two nominees for director assigned to Class III of the Board of Directors.

•	FOR the election of the two nominees for director assigned to Class II of the Board of Directors.

•	FOR the amendment and restatement of our Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

•	FOR the amendment and restatement of our Articles of Incorporation to limit liability of directors and officers and permit indemnification of our directors, officers and certain other persons.

•	FOR the approval of the 2009 Incentive Plan and to reserve up to 3,250,000 shares of common stock for issuance under the 2009 Incentive Plan.

•	FOR the approval of the 2009 Directors Plan and to reserve up to 750,000 shares of common stock for issuance under the 2009 Directors Plan.

•
FOR the approval of the ratification of the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent registered public accounting firm for the year ending December 31, 2009.

Q:           Who is entitled to vote at the Annual Meeting?

A:
The Board of Directors set November 13, 2009 as the record date for the Annual Meeting (the “record date”).  All stockholders who owned Searchlight common stock at the close of business on November 13, 2009 may attend and vote at the Annual Meeting.

Q:           How many votes do I have?

A:
You will have one vote for each share of common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

Q:           Is cumulative voting permitted for the election of directors?

A:	No. You may not cumulate your votes for the election of directors.

Q:           What is the difference between holding shares as a stockholder of record and beneficial owner?

A:
Many stockholders of Searchlight hold their shares through a broker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by Searchlight.  As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.  We have enclosed a proxy card for you to use.

Beneficial Owner.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares.  As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a proxy from your broker, bank or nominee.  Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

Q.           How do I vote?

A.
Your vote is important.  You may vote by mail or by attending the Annual Meeting and voting by ballot.  If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to our transfer agent, Empire Stock Transfer, Inc., 1859 Whitney Mesa Drive, Henderson, Nevada 89014, in the postage-paid envelope provided.

Submitting your completed proxy card will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.  You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.  If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy card will be voted as recommended by the Board of Directors.

Q.           How many votes can be cast by all stockholders?

A.	Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 118,657,123 shares of common stock outstanding and entitled to vote on the record date.

Q:           How many votes must be present to hold the Annual Meeting?

A:
A majority of the outstanding shares of common stock as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business.  This is called a “quorum.”  Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf.  Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:           What are the voting requirements with respect to each of the proposals?

A:
Proposal 1 – Election of Class III Directors.  Directors are elected by a plurality of the votes cast.  This means that the individuals nominated as Class III nominees for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.  Nominees do not need to receive a majority to be elected.  If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated.  Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

Proposal 2 – Election of Class II Directors.  Directors are elected by a plurality of the votes cast.  This means that the individuals nominated as Class II nominees for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.  Nominees do not need to receive a majority to be elected.  If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated.  Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

Proposal 3 – Amendment and Restatement of the Articles of Incorporation to Authorize a Class of up to 40,000,000 Shares of Preferred Stock.  The affirmative vote of a majority of the shares of common stock issued and outstanding as of the record date is required to approve the proposal to amend and restate the Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

Proposal 4 – Amendment and Restatement of the Articles of Incorporation to Limit Liability of Directors and Officers and Permit Indemnification of Directors, Officers and Certain Other Persons.  The affirmative vote of a majority of the shares of common stock issued and outstanding as of the record date is required to approve the proposal to amend and restate the Articles of Incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

Proposal 5 - Approval of the Searchlight 2009 Stock Incentive Award Plan.  To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Proposal 6 - Approval of the Searchlight 2009 Equity Incentive Plan for Directors.  To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Proposal 7 - Approval of the ratification of the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent registered public accounting firm for the year ending December 31, 2009.  To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Q:           What if I do not vote for the items listed on my proxy card?

A:
If you hold shares in your name and you return your signed proxy card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors.  If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions.  With respect to any other matter that properly comes before the Annual Meeting, the proxyholders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.  Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors.  As a result:

•
Your broker will have the authority to exercise discretion to vote your shares with respect to Proposals 1 and 2 (election of Class III and Class II directors) and Proposal 7 (ratification of auditors) because they involve matters that are considered routine.

•
Your broker will not have the authority to exercise discretion to vote your shares with respect to Proposals 3 and 4 (proposals to amend and restate the Articles of Incorporation), Proposal 5 (approval of the 2009 Stock Incentive Award Plan) and Proposal 6 (approval of the 2009 Equity Incentive Plan for Directors), because they involve matters that are considered non-routine.

As the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, the broker will turn in a proxy card for uninstructed shares that votes “FOR” the election of directors, but expressly states that the broker is NOT voting on the remaining proposals.  The votes with respect to the remaining proposals in this case are referred to as “broker non-votes.”  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.  Thus, although broker non-votes are counted for purposes of determining a quorum, broker non-votes will not otherwise affect the outcome of any matter being voted on at the annual meeting, except that with respect to Proposals 3 and 4, which requires the affirmative vote of a majority of the issued and outstanding shares of common stock issued and outstanding as of the record date for approval, broker non-votes will effectively count as votes against such proposal.

Q:           Can I change or revoke my vote after I return my proxy card?

A:
Yes.  Even if you sign the proxy card in the form accompanying this proxy statement, you retain the power to revoke your proxy.  You can revoke your proxy at any time before it is exercised by giving written notice to the Corporate Secretary of Searchlight specifying such revocation.

Q:           What does it mean if I receive more than one proxy?

A:	It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards you receive.

Q:           Who can attend the Annual Meeting?

A:	All stockholders as of the record date, or their duly appointed proxies, may attend.

Q:           What do I need to bring to the Annual Meeting and when should I arrive?

A:
In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of our common stock on the record date.  If your shares are held in the name of a bank, broker or other holder of record, a brokerage statement or letter from a bank or broker is an example of proof of ownership.  Any holder of a proxy from a stockholder must present the proxy card, properly executed, to be admitted.  Stockholders and proxyholders must also present a form of photo identification such as a driver’s license.

The Annual Meeting will be held at 8:30 a.m., local time, at the Sheraton Crescent Hotel 2620 West Dunlap Avenue, Phoenix, Arizona 85021, (602) 943-8200.  Admission to the Annual Meeting will be limited.  In order to ensure that you are seated by the commencement of the Annual Meeting at 8:30 a.m., we recommend you arrive early.

Q:           Who pays for the proxy solicitation and how will our Board of Directors solicit votes?

A:
We will bear the expense of printing and mailing proxy materials.  In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email.  They will not be paid any additional compensation for such solicitation.  We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares.  We may reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Q:           How can I obtain a copy of our 2008 Annual Report on Form 10-K?

A:
A copy of our 2008 Annual Report on Form 10-K is being mailed with this proxy statement to each stockholder of record.  Stockholders not receiving a copy of the Annual Report may obtain one without charge.  Requests and inquiries should be addressed to: Searchlight Minerals Corp., Suite 120 - 2441 West Horizon Ridge Pkwy., Henderson, Nevada, 89052, Attn: Corporate Secretary.  The Annual Report on Form 10-K is also available at our Internet address at www.searchlightminerals.com.

Q:           How do I find out the voting results?

A:
Preliminary voting results will be announced at the Annual Meeting, and the final voting results will be published in our Annual Report on Form 10-K for the year ending December 31, 2009, which we will file with the Securities and Exchange Commission (“SEC”).

PROPOSALS NOS. 1 AND 2
ELECTION OF CLASS III AND CLASS II DIRECTORS

General

Our bylaws provide that the terms of office of the members of our board of directors be divided into three classes, Class I, Class II and Class III, the members of which serve for a staggered three-year term.  The terms of the current Class I, Class II and Class III directors are set to expire at the next annual meeting of stockholders in 2010, 2009 and 2011, respectively. At each annual meeting of stockholders, directors chosen to succeed those whose terms then expire are elected for a term of office expiring at the third succeeding annual meeting of stockholders after their election or until their successors are elected and qualify, subject to their prior death, resignation or removal.  Our board presently consist of four directors.  Two directors serve in each class except for Class I, which has one director.

At the Annual Meeting, two directors comprising the Class III directors are to be elected and two directors comprising the Class II directors are to be elected.  The Board of Directors has proposed the nominees listed below for election as Class III directors to serve until the 2011 Annual Meeting, and as Class II directors to serve until the 2012 Annual Meeting, or until their successors are duly elected and qualified.  All of the nominees listed below currently serve as Class III and Class II directors, as applicable, on our Board of Directors and all of the nominees were recommended for re-election by our Board of Directors.

You are being requested to vote separately on the Class III and Class II director nominees in Proposals 1 and 2 of this proxy statement.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below.  Each of the nominees has agreed to serve for a three year term.  If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee.  In that case, the proxies will be voted for the substitute nominee or nominees to be designated by the Board of Directors.  If no substitute nominees are available, the size of the Board of Directors will be reduced.

Ian R. McNeil, our President, Chief Executive Officer and a member of our board of directors is the brother in law of Carl S. Ager, our Vice President, Secretary and Treasurer and a member of our board of directors.  Other than for these relationships, none of our directors or executive officers are related to one another.

Our board members are encouraged to attend meetings of the board of directors and the annual meeting of stockholders.  The board of directors held 12 meetings and adopted approximately 13 unanimous written consents in lieu of meetings in 2008.  Officers serve at the discretion of the board of directors.

Business Experience of Nominees

Set forth below is certain information with respect to each nominee for election as a Class III and Class II director:

Name	Age	Position Held
Robert D. McDougal	77	Director (Class III)
Martin B. Oring	63	Director (Class III)
Harry B. Crockett	67	Director (Class II)
Carl S. Ager	35	Director (Class II)

Robert D. McDougal, Director.  Mr. McDougal has been a member of our board of directors since July 25, 2005.  He is a Certified Public Accountant.  He began practicing public accounting in 1973 and established his own practice in 1981.  The major portion of the practice is with mining and mining related clients including public companies, private companies, partnerships and individuals.  He was a director and officer of GEXA Gold Corporation, a publicly traded mining company, from 1985 to 2001.  Mr. McDougal was one of the founders of Millennium Mining Corporation which has been merged into Gold Summit Corporation, a publicly traded company.  He is the managing partner of GM Squared, LLC, which holds numerous mining claims. He also serves as the chief financial officer and a director of Ireland Inc., a publicly traded exploration stage company primarily focused on the acquisition and exploration of mining properties, of which Nanominerals is the principal stockholder.  He served on the Nevada Society of Certified Public Accountants Committee on Natural Resources for seven years, four years as chairman.  Prior to this time, Mr. McDougal served 20 years in the United States Air Force, retiring with the rank of Major.  Following his retirement from the United States Air Force, Mr. McDougal obtained a Bachelor of Arts degree in accounting from the University of Nevada, Reno, graduating with distinction.

Martin B. Oring, Director.  Mr. Oring has been a member of our board of directors since October 6, 2008.  Mr. Oring, a senior financial/planning executive, has served as the President of Wealth Preservation, LLC, a financial advisory firm that serves high-net-worth individuals, since 2001.  Since the founding of Wealth Preservation, LLC in 2001, Mr. Oring has completed the financial engineering, structuring, and implementation of over $1 billion of proprietary tax and estate planning products in the capital markets and insurance areas for wealthy individuals and corporations.  From 1998 until 2001, Mr. Oring served as Managing Director, Executive Services at Prudential Securities, Inc., where he was responsible for advice, planning and execution of capital market and insurance products for high-net-worth individuals and corporations.  From 1996 to 1998, he served as Managing Director, Capital Markets, during which time he managed Prudential Securities’ capital market effort for large and medium-sized financial institutions.  From 1989 until 1996, he managed the Debt and Capital Management group at The Chase Manhattan Corporation as Manager of Capital Planning (Treasury).  Prior to joining Chase Manhattan, he spent approximately eighteen years in a variety of management positions with Mobil Corporation, one of the world’s leading energy companies.  When he left Mobil in 1986, he was Manager, Capital Markets & Investment Banking (Treasury).  Mr. Oring is also a director of PetroHunter Energy Corporation and Parallel Petroleum Corporation, each of which is a publicly traded oil and gas exploration and production company.  Mr. Oring has served as a Lecturer at Lehigh University, the New York Institute of Technology, New York University, Xerox Corporation, Salomon Brothers, Merrill Lynch, numerous Advanced Management Seminars, and numerous in-house management courses for a variety of corporations and organizations.  He has an MBA Degree in Production Management, Finance and Marketing from the Graduate School of Business at Columbia University, and a B.S. Degree in Mechanical Engineering from Carnegie Institute of Technology.

Harry B. Crockett, Director.  Mr. Crockett has been a member of our board of directors since February 16, 2007.  Mr. Crockett is the managing member of Verde River Iron Company, LLC, a private Nevada limited liability company, which was our prior joint venture partner on the Clarkdale Slag Project and the prior owner of the Clarkdale Slag Project.  Mr. Crockett serves as a court appointed receiver serving various Superior Courts throughout California having served in this capacity over the last 15 years.  Mr. Crockett has previously served as an Executive Vice President of American Savings, specializing in troubled debt and troubled assets, as well as serving as Chairman of the Make a Wish Foundation of San Joaquin County, a charitable foundation serving the needs of terminally ill children.  Mr. Crockett holds a Bachelor of Arts degree from Golden Gate University in San Francisco, California and a California Real Estate Brokers license.  Mr. Crockett also has a pilot license with a single and multi engine land and instrument ratings.

Carl S. Ager, Director, Vice President, Secretary and Treasurer.  Mr. Ager has been a member of our board of directors since July 25, 2005 and our Vice President, Secretary and Treasurer since October 7, 2005.  In 1997, Mr. Ager obtained his Bachelor of Applied Sciences – Engineering Geophysics degree from Queen’s University in Kingston, Ontario.  Since January, 2003, Mr. Ager has been President of CSA Management Corp, a private Nevada corporation which provides consulting services, including business planning and administration.  However, CSA has not had active operations since 2005.  Mr. Ager also served as Vice President and a director of Nanominerals from June 2003 until June 2007.  Prior to joining Nanominerals and CSA Management, Mr. Ager’s experience included working as an investment executive for Scotia McLeod, one of Canada’s leading full-service brokerage firms (2000-2002).

Other Directors, Executive Officers and Consultants

The following table sets forth information concerning our Class I director and our executive officers (other than Carl S. Ager, our Vice President, Secretary and Treasurer, who is listed above as one of the Class II director nominees):

Name	Age	Position Held
Ian R. McNeil	36	Director (Class I), Chief Executive Officer and President
Melvin L. Williams	49	Chief Financial Officer

Ian R. McNeil, Chief Executive Officer, President and Director.  Mr. McNeil has been a member of our board of directors since July 25, 2005 and our Chief Executive Officer and President since October 7, 2005.  Mr. McNeil has been involved in starting his own businesses and has worked in executive positions for both large and small companies. Mr. McNeil graduated with a Bachelor of Commerce degree from the University of Victoria in 1996.  In 1997, Mr. McNeil founded McNeil Enterprises, a British Columbia based small business consulting company that specialized in business plan creation and event management.  In 1998, Mr. McNeil co-founded a private furniture, manufacturing and retail company based in Langley, British Columbia.  From June 2003 until June 2007, Mr. McNeil served as president and a director of Nanominerals, one of our principal stockholders, which operates in the business of precious metal exploration and development.  During his time at Nanominerals, Mr. McNeil helped define much of the corporate strategy, raised money and ran the day to day operations.  Prior to joining Nanominerals, Mr. McNeil was the director of operations for the eSolutions division of Telus Corporation (2000-2003) a large telecommunications company based in Canada.  While at Telus, Mr. McNeil managed a team of over a 100 people spread over three geographical offices.  Telus provides a wide range of wireline and wireless telecommunications products and services including data, Internet Protocol (IP), voice, video and entertainment services.

Melvin L. Williams, Chief Financial Officer.  Mr. Williams has been our Chief Financial Officer since June 14, 2006.  Mr. Williams is a certified public accountant with over 20 years' experience in the public accounting industry with the firm of Cupit, Milligan, Ogden and Williams in Reno, Nevada.  During this period, he provided auditing, consulting, merger/acquisition, valuation and tax services to companies in the manufacturing, technology, mining, healthcare and service industries, including publicly traded mining companies, as well as to various non-profit organizations.  From 1984 until 1987, Mr. Williams served on the accounting staff of the University of Oregon Foundation, a private fund raising entity that also maintains endowment and trust investments for the continuing support of the University.  Mr. Williams, a member of the American Institute of Certified Public Accountants since 1989, is also a member of the Nevada Society of CPAs and past president of the Reno, Nevada chapter of the Institute of Management Accountants.  He earned a Bachelor of Business Administration degree at the University of Oregon in 1983.

Consultants

Nanominerals Corp. (“Nanominerals”) is a private Nevada corporation principally engaged in the business of mineral exploration.  We have engaged Nanominerals as a consultant to provide us with the use of its laboratory, instrumentation, milling equipment and research facilities which has allowed us to perform tests and analysis both effectively and in a more timely manner than would otherwise be available from other such consultants.  Dr. Charles A. Ager performs the services for us in his authorized capacity with Nanominerals under our consulting arrangement with Nanominerals.  Dr. Ager currently is the sole officer and director of Nanominerals, and controls its day to day operations.  The following sets forth certain biographical information with respect to Dr. Ager:

Dr. Charles A. Ager, is a geophysical engineer with approximately 40 years of experience in the areas of mining discovery and production.  He is a registered geophysicist in the State of California and a registered professional engineer and professional geoscientist in British Columbia, Canada.  Dr. Ager received a PhD degree in geophysics from the University of British Columbia in 1974 and a Masters of Science degree from the University of British Columbia in 1972.  He received his undergraduate degree in mathematics and physics from California State University, Sacramento in 1968.  Dr. Ager has been associated with Nanominerals from 1988 until present.  Dr. Ager was the Chairman of ABM Mining Group from 1979 until 1988, when it was acquired by Northgate Mining.  ABM Mining Group was involved in providing technical and financial assistance in building and operating medium sized mining companies.  Project duties included property acquisition, exploration, permitting, development, production and finance.  Dr. Ager also was the President of the Ager Group of Geotechnical Companies from 1968 to 1979.  The Ager Group of Geotechnical Companies was involved in providing technical and financial assistance for exploration and development projects in Canada, the United States, Africa and the Far East.  Project work included the use of water, ground and air surveys in the exploration for oil and gas, coal, industrial minerals and base and precious metals.  Dr. Ager is a member of the Association of Professional Engineers and Geoscientists of British Columbia, Canada, the Society of Exploration Geophysicists and the Society of Mining, Metallurgy and Exploration.

Vote Required

Directors are elected by a plurality of the votes cast.  This means that the individuals nominated for election to the Board of Directors as Class II and Class III directors who receive the most FOR votes (among votes properly cast in person or by proxy) in each respective class will be elected.  Nominees do not need to receive a majority to be elected as Class II and Class III directors.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR the election of the nominees to the Board of Directors as Class II and Class III directors.

PROPOSAL NO. 3
AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION TO AUTHORIZE CLASS OF PREFERRED STOCK

General

On June 11, 2008, the Board of Directors approved a proposal to adopt a Restated Articles of Incorporation, subject to stockholder approval.  If approved, the Restated Articles of Incorporation will become our governing instrument and will differ in several respects from the current Articles of Incorporation.  The description herein is a summary of the material differences between the current Articles of Incorporation and the Restated Articles of Incorporation, and is subject to and qualified by the complete text of the Restated Articles of Incorporation, which is included as Appendix A.  Stockholders should carefully review the Restated Articles of Incorporation to determine the nature and desirability of the proposed changes.

The proposed Restated Articles of Incorporation will have the effect of: (a) authorizing a class of up to 40,000,000 shares of preferred stock, and (b) limiting liability of our directors and officers and providing indemnification of our directors, officers and certain other persons.  The proposal to authorize a class of preferred stock is the subject of this Proposal 3.  The proposal to permit extensive indemnification of directors and officers is the subject of this Proposal 4 below.

These proposals will be voted upon separately by our stockholders at the Annual Meeting and will be discussed in detail below within the specific proposals.  Any of these proposals which are approved by our stockholders will be adopted in the Restated Articles of Incorporation, and any proposals, which are not approved by our stockholders, will be excluded from such documents.

If our stockholders approve this Proposal 3, but not Proposal 4, the Restated Articles of Incorporation will contain provisions authorizing a class of up to 40,000,000 shares of preferred stock, but will not authorize provisions for limiting liability of our directors and officers and for indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law.

If our stockholders do not approve this Proposal 3, but only approve Proposal 4, the Restated Articles of Incorporation will contain provisions for limiting liability of our directors and officers and for indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law, but will not authorize a class of up to 40,000,000 shares of preferred stock.

If our stockholders do not approve either Proposal 3 or Proposal 4, the Restated Articles of incorporation will not be adopted and we will continue to be governed by our existing Articles of Incorporation, as amended to date.

Authorization of Class of Preferred Stock

Our current Articles of Incorporation authorize the issuance of up to 400,000,000 shares of common stock, par value $0.001 per share.  The current Articles of Incorporation do not include a provision for the authorization of a class of preferred stock.  This Proposal 3 seeks the approval of our stockholders to authorize a class of up to 40,000,000 shares of preferred stock, par value $0.001 per share.

The Board of Directors has approved the authorization of a class of up to 40,000,000 shares of preferred stock, commonly known as “blank check” preferred stock.  The preferred stock may be issued from time to time in one or more series, and the board of directors, without further approval of our stockholders, would be authorized to fix the relative rights, preferences, privileges and restrictions applicable to each series of preferred stock.  Such shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of our common stock.  Although there are no current plans, commitments or understandings, written or oral, to issue any preferred stock, in the event of any issuances, the holders of common stock will not have any preemptive or similar rights to acquire any preferred stock.

The proposed class of preferred stock is not being submitted as a result of or in response to any known accumulation of stock or threatened takeover or attempt to obtain control of us by means of a business combination, tender offer, solicitation in opposition to management or otherwise by any person.

In the event that our stockholders approve this Proposal 3, the Restated Articles of Incorporation will include a provision to authorize a class of up to 40,000,000 shares of preferred stock.

Potential Anti-Takeover Effect

The proposed class of preferred stock could, under certain circumstances, have an anti-takeover effect.  For example, in the event of a hostile attempt to take over control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of preferred stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of us.  The proposed class of preferred stock therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  The proposed class of preferred stock may have the effect of permitting our current management, including the current board of directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

This Proposal 3 is not being submitted as a result of or in response to any known accumulation of stock or threatened takeover or attempt to obtain control of us by means of a business combination, tender offer, solicitation in opposition to management or otherwise by any person.

Vote Required

Under our current Articles of Incorporation and Nevada law, this Proposal 3 to amend and restate our certificate of incorporation to authorize a class of up to 40,000,000 shares of preferred stock must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote FOR to this proposal to amend and restate our Articles of Incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

PROPOSAL NO. 4
AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION TO LIMIT LIABILITY OF DIRECTORS AND OFFICERS AND PERMIT INDEMNIFICATION OF DIRECTORS, OFFICERS AND CERTAIN OTHER PERSONS

General

The proposed Restated Articles of Incorporation will contain provisions for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law.  The inclusion of these provisions could operate to the potential disadvantage of our stockholders.  For example, their inclusion may have the effect of reducing the likelihood of our recovering monetary damages from directors and officers as a result of derivative litigation against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefited us and our stockholders.  In addition, if the limitation on liability provision is part of the Restated Articles of Incorporation, our stockholders will forego potential causes of action for breach of duty of care involving grossly negligent business decisions, including those relating to attempts to a change control.

Our current Bylaws include provisions for indemnification of our directors, officers and certain other persons, to the fullest extent permitted by applicable Nevada law.  However, our Bylaws may be amended by the vote of either the Board of Directors or our stockholders.  If we adopt these provisions in our Restated Articles of Incorporation, these provisions may only be amended by the vote of both the Board of Directors and our stockholders.  Therefore, if Proposal 4 is approved, the future amendment of such provisions as part of the Articles of Incorporation will be more difficult to achieve.

Further, under the proposed Restated Articles of Incorporation with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and such other persons, neither any amendment or repeal of these provisions nor the adoption of any inconsistent provision of our Articles of Incorporation, will eliminate or reduce the effect of these provisions, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for these provisions, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

This Proposal 4 would amend our Articles of Incorporation for the purpose of adding provisions for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law, including that:

•
no director or officer will be individually liable to us or our stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, provided, that the foregoing clause will not apply to any liability of a director or officer for any act or failure to act for which Nevada law proscribes this limitation and then only to the extent that this limitation is specifically proscribed,

•	any repeal or modification of the foregoing provision will not adversely affect any right or protection of a director existing at the time of such repeal or modification,

•	we will be permitted to indemnify our directors, officers and such other persons to the fullest extent permitted under Nevada law, and

•
with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and such other persons, neither any amendment or repeal of these provisions nor the adoption of any inconsistent provision of our Articles of Incorporation, will eliminate or reduce the effect of these provisions, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for these provisions, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

The members of the Board of Directors and our officers have a personal interest in seeing that the limitation on liability and indemnification provisions are included as a part of the proposed Restated Articles of Incorporation.

Limitation of Liability of Directors and Officers.

Article VII of the proposed Restated Articles of Incorporation limits the liability of our directors and officers under certain circumstances.  Article VII provides that no director or officer shall be individually liable to us or our stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, provided, that the foregoing clause shall not apply to any liability of a director or officer for any act or failure to act for which Nevada law proscribes this limitation and then only to the extent that this limitation is specifically proscribed.  Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director existing at the time of such repeal or modification.

Section 78.138(7) of the Nevada Revised Statues provides, with limited exceptions, or unless the articles of incorporation or an amendment thereto provide for greater individual liability, that a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

•	his act or failure to act constituted a breach of his fiduciary duties as a director or officer, and

•	his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification of Directors, Officers and Certain Other Persons

Article VII of the proposed Restated Articles of Incorporation will permit us to indemnify our directors, officers and such other persons to the fullest extent permitted under Nevada law.  Our current Bylaws include provisions for the indemnification of our directors, officers and certain other persons, to the fullest extent permitted by applicable Nevada law.

Section 78.7502 of the Nevada Revised Statutes permits a corporation to indemnify its directors, officers and certain other persons, as follows:

1.           A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

•	is not liable pursuant to Nevada Revised Statues 78.138, or

•
acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to Nevada Revised Statutes 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

2.           A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

•	is not liable pursuant to Nevada Revised Statutes 78.138, or

•	acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

3.           To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2 above, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

In addition, Section 78.751 of the Nevada Revised Statutes permits a corporation to indemnify its directors, officers and certain other persons, as follows:

1.           Any discretionary indemnification pursuant to Nevada Revised Statues 78.7502, unless ordered by a court or advanced pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

•	by the stockholders,

•	by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding,

•	if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or

•	if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

2.           The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation.  The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3.           The indemnification pursuant to Nevada Revised Statues 78.7502 and advancement of expenses authorized in or ordered by a court pursuant to this section:

•
does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Nevada Revised Statues 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action, and

•	continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Effect of Future Amendments to or Repeal of Articles of Incorporation

Under the proposed Restated Articles of Incorporation with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and such other persons, neither any amendment or repeal of these provisions nor the adoption of any inconsistent provision of our Articles of Incorporation, will eliminate or reduce the effect of these provisions, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for these provisions, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Vote Required

Under our Articles of Incorporation and Nevada law, this Proposal 4 to amend and restate our Articles of Incorporation to contain provision for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law, must be approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock.

Recommendation of the Board of Directors

The Board of Directors Recommends a Vote FOR to this proposal to amend and restate our Articles of Incorporation to contain provision for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of our directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law.

PROPOSAL NO. 5
APPROVAL OF SEARCHLIGHT 2009 STOCK INCENTIVE AWARD PLAN

The 2009 Stock Incentive Award Plan for Employees and Service Providers (“2009 Incentive Plan”) was adopted by our Board of Directors on October 15, 2009, subject to approval by our stockholders.  The description herein is a summary of the 2009 Incentive Plan, and is subject to and qualified by the complete text of the 2009 Incentive Plan, which is included as Appendix B.

Management believes that the 2009 Incentive Plan is a key component of its total compensation package intended to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentives to employees, and other service providers.

Stockholder approval of the 2009 Incentive Plan is being sought in order that (i) the shares reserved for issuance under the 2009 Incentive Plan may be listed on a qualified stock exchange, (ii) we may grant options that qualify as statutory incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), or that are nonstatutory stock options, and (iii) compensation attributable to equity-based awards may qualify as performance-based compensation, exempt from the limits on deductibility for federal income tax purposes of certain corporate payments to executive officers.

Summary of the 2009 Incentive Plan

The 2009 Incentive Plan provides for grants to our employees and service providers of options to purchase shares of our common stock (the “Stock Options”), rights to receive the appreciation in value of common shares (the “Stock Appreciation Rights”), awards of common shares subject to restrictions on vesting and transfer (the “Restricted Shares”), and other awards based on common shares (the “Other Share-Based Awards”) (all such rights are collectively referred to as “Awards”).

Under the terms of the 2009 Incentive Plan, Awards may be granted with respect to an aggregate of not more than 3,250,000 common shares.  Under the 2009 Incentive Plan, no participant may receive Awards with respect to more than 500,000 common shares during any calendar year.

The 2009 Incentive Plan will promote our long-term growth and profitability by enabling us to attract, retain and reward key employees and service providers, and to strengthen the mutuality of interest of such employees and service providers and our stockholders by providing additional compensation to such individuals for their services in the form of equity-based incentives.  Our employees and service providers will be eligible to participate in the 2009 Incentive Plan (although only employees will be eligible to receive statutory incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)).

The Board has designated a Committee to act as the Administrator of the 2009 Incentive Plan.  The Committee will determine who receives Awards, the type and amount of Awards, the consideration, if any, to be paid for Awards, the timing of Awards and the terms and conditions of Awards.  In its sole discretion, the  Committee will have the authority and power to prescribe, amend and rescind rules and regulations relating to the 2009 Incentive Plan and to construe and interpret the terms of the 2009 Incentive Plan and any Award issued under the 2009 Incentive Plan.  The Board may amend, alter, suspend or terminate the 2009 Incentive Plan or the rules, guidelines and practices governing the 2009 Incentive Plan.  However, stockholder approval will be required in the event such amendment would:

•	materially increase the benefits accruing to the participants of the 2009 Incentive Plan,

•	increase the number of shares of stock as to which Awards may be granted under the 2009 Incentive Plan,

•	extend the term of the 2009 Incentive Plan,

•	materially modify the requirements as to eligibility for participation in the 2009 Incentive Plan,

•	expand the types of Awards provided under the 2009 Incentive Plan, or

•	be otherwise required by applicable laws, regulations or rules.

Terms of Stock Options

The Committee may grant Stock Options that (i) qualify as statutory incentive stock options under Code Section 422A, (ii) do not qualify as statutory incentive stock options, or (iii) both.  To qualify as a statutory incentive stock option, a Stock Option must meet certain requirements set forth in the Code. Stock Options are evidenced by an option agreement in the form approved by the Committee.  In addition, the Committee may make grants of restricted stock, stock appreciation rights, and performance stock, in tandem or individually, or in any combination thereof, all of which must be granted under individual Award agreements between us and the recipient of such Awards.

Stock Options will be exercisable and will vest at such time or times as the Administrator determines at the time of grant.  In addition, if any Stock Option is exercisable or becomes vested only in installments or after specified exercise dates, the Administrator may waive such exercise provisions and accelerate any exercise date based upon such factors as the Administrator will determine in its sole discretion.  No Stock Options are transferable by the participants other than by will or by the laws of descent and distribution.  Notwithstanding this general rule, a participant may transfer Stock Options, other than incentive stock options: (a) pursuant to a qualified domestic relations order, or, (b) during the participant’s lifetime, to one or more members of the participant’s family, to one or more trusts for the benefit of the participant’s family, or to a partnership the members of which are participant’s family members.

The exercise price of a Stock Option granted under the 2009 Incentive Plan may not be less than 100% of the fair market value of a share of our common stock on the date the Stock Option is granted, except that with respect to an incentive stock option, for holders of Awards who, on the date of grant, own more than 10% of the total combined voting power of all classes of our stock (or any parent or subsidiary thereof), the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date of grant.

The term of each Stock Option will be established at the time of grant by the Committee and may not exceed ten years from the date the Stock Option is granted, except that the term for incentive stock options may not exceed five years for Award holders who, on the date of grant, own more than 10% of the voting power of all classes of our stock (or any parent or subsidiary thereof).

In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, or exchange of common stock or other of our securities, issuance of warrants or other rights to purchase common stock or other of our securities, or other similar corporate transaction or event, that affects the shares of our common stock, an adjustment or substitution may be made as approved by the Committee in accordance with applicable law.  In the event of any of the transactions described above in this paragraph, the Committee will, in its sole discretion and as it deems appropriate to prevent dilution or enlargement of intended benefits, have the authority to purchase outstanding Awards, accelerate vesting of Awards, provide for the assumption of an Award or the substitution of similar rights (by or with respect to a successor or survivor corporation, or parent or subsidiary thereof), adjust the number or type of shares subject to an Award, adjust criteria relating to such Awards, or terminate such Awards.

Under the 2009 Incentive Plan, if a participant’s employment or service with us terminates by reason of disability, a Stock Option becomes immediately and automatically vested and exercisable for a period of two years from the time of termination due to disability (one year in the case of an incentive stock option).  Likewise, if a participant’s employment or service terminates by reason of death, a Stock Option becomes immediately and automatically vested and exercisable for a period of two years from the date of death (eighteen months in the case of an incentive stock option).

Unless otherwise determined by the Committee at or after the time of grant, if a participant’s employment or service terminates with us for cause, any unvested Stock Options will be forfeited and terminate immediately and any vested Stock Options must be exercised within 30 days of such termination.  For all other terminations, Stock Options will terminate three months after the termination date.

Terms of Stock Appreciation Rights

The Committee will determine to whom and the time or times at which Stock Appreciation Rights (or SARs) will be granted and exercisable, as well as the form and other terms and conditions thereof.  SARs generally entitle the holder to receive an amount in cash or shares of our common stock (as determined by the Committee) equal in value to the excess of the fair market value of one share of stock on the date of exercise over the grant price of the SAR as determined by the Committee in the Award agreement.  The grant price will not be less than the fair market value of a share of stock on the date of grant of such SAR.

No SAR will exceed a period of ten years from the date of grant. A SAR may be granted free-standing or in tandem or combination with any other Award. The Committee may require that an outstanding Option be exchanged for a SAR exercisable for stock having vesting, expiration, and other terms substantially the same as a Stock Option, so long as such exchange will not result in additional accounting expense to us.

Terms of Restricted Stock

The Committee may grant Restricted Stock Awards and determine when and to whom such grants will be made, the number of shares to be awarded, the date or dates upon which Restricted Stock Awards will vest, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of such Awards.

Unless otherwise determined by the Committee, or provided in the Restricted Stock Award Agreement, if a participant’s employment or service with us terminates, any Restricted Shares held by such participant will be forfeited and reacquired by us.

Other Share-Based Awards

The Committee may grant other Share-Based Awards, including Stock Units, that may be valued in whole or in part by reference to or otherwise based on common shares. Other Share-Based Awards may be granted either alone, in addition to or in tandem with other Awards.  The Committee will determine the terms and conditions of such Awards.

The 2009 Incentive Plan will not be and is not intended to be tax-qualified under Code Section 401(a) and will not be subject to the provisions of the Employee Retirement Income Security Act of 1974.  The 2009 Incentive Plan is intended to be exempt from the requirements of Code Section 409A, and the Committee does not intend to issue an Award under the 2009 Incentive Plan under terms and conditions that would cause Awards to be considered nonqualified deferred compensation subject to the provisions of Code Section 409A, without the approval of the affected participant.  In the unlikely event that an Award subject to Code Section 409A will be issued, the Award Agreement will include terms and conditions which comply with Code Section 409A and its implementing regulations.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to Awards granted under the 2009 Incentive Plan based upon federal income tax laws in effect on the date of this proxy statement.  This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular Award holder based upon his or her specific circumstances.  The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law.  The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.  Because individual circumstances may vary, we advise all Award holders to consult their own tax advisors concerning the tax implications of Awards granted under the 2009 Incentive Plan.

A recipient of a Stock Option or Stock Appreciation Right will not have taxable income upon the grant of the Stock Option or Stock Appreciation Right.  For nonstatutory stock options and Stock Appreciation Rights, the Award holder will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares acquired and the exercise price on the date of exercise (assuming there are no restrictions on the property).  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of a statutory incentive stock option will not result in any taxable income to the Award holder, except, possibly, for purposes of the alternative minimum tax.  The gain or loss recognized by the Award holder on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the Award holder holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise).  If the shares are not held for the legally-required period (a “disqualifying disposition”), the Award holder will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.  In the event of a disqualifying disposition, the Award holder will recognize as ordinary income the difference between the exercise price of the incentive stock options and the fair market value of the shares at the time of exercise.  No deduction will be allowed to us with respect to incentive stock options granted or shares of common stock transferred upon exercise thereof, except that if a disqualifying disposition is made by the Award holder, we will be entitled to a deduction in the taxable year in which the disposition occurred in an amount equal to the amount of ordinary income realized by the Award holder making the disposition.  There is a $100,000 annual limitation on the exercise of incentive stock options.  Any amount above this limit will be taxed as  nonstatutory stock options.

With respect to nonstatutory stock options, in general, for federal income tax purposes under present law, the grant of a nonstatutory stock option, by itself, does not result in income to the Award holder, and the exercise of a nonstatutory stock option (in whole or in part, according to its terms) results in ordinary income to the Award holder at that time in an amount equal to the excess (if any) of the fair market value of the shares of common stock on the date of exercise over the option price.  Generally, the tax basis of the shares of common stock acquired upon exercise of a nonstatutory stock option, which is used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, is the fair market value of the common shares on the date of exercise.  No deduction is allowable to us upon the grant of a nonstatutory stock option but, upon the exercise of a nonstatutory stock option, a deduction is allowable to us at that time in an amount equal to the amount of ordinary income realized by the Award holder exercising such option, if we deduct and withhold appropriate federal withholding tax.

For Restricted Stock Awards, unless the Award holder elects to be taxed at the time of grant, the Award holder will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

If the Award holder is an employee or former employee, the amount the Award holder recognizes as ordinary income in connection with an Award is subject to withholding taxes (not applicable to incentive stock options) and we are allowed a tax deduction equal to the amount of ordinary income recognized by the Award holder.

Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers.  The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation.”  Under Code Section 162(m), compensation attributable to an equity award (such as a stock option or stock appreciation right) is deemed to satisfy the requirements of “performance-based compensation” (and therefore it is deemed to be paid on account of the attainment of one or more pre-established, objective performance goals) if (i) the grant is made by a committee consisting solely of two or more outside directors, (ii) the plan under which the award is granted states a maximum number of shares or options that may be granted to any individual during a specified period of time, and (iii) the amount of compensation the individual could receive is based solely upon the increase in the value of the shares of common stock after the date of grant.  The 2009 Incentive Plan is structured with the intention that the Committee will have the discretion to make Awards under the Employee Incentive Plan that would qualify as “performance-based compensation” and be deductible.  We have limited the maximum number of shares with respect to which Awards may be granted to any one participant during one fiscal year to 500,000 shares of our common stock.  We are seeking stockholder approval of the 2009 Incentive Plan to comply with Code Section 162(m).

Vote Required

To be approved by stockholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR this proposal to authorize the 2009 Incentive Plan.

PROPOSAL NO. 6
APPROVAL OF SEARCHLIGHT 2009 EQUITY INCENTIVE PLAN FOR DIRECTORS

The 2009 Stock Incentive Plan for Directors (“2009 Directors Plan”) was adopted by our Board of Directors on October 15, 2009, subject to approval by our stockholders.  The description herein is a summary of the 2009 Directors Plan, and is subject to and qualified by the complete text of the 2009 Directors Plan, which is included as Appendix C.

Management believes that the 2009 Directors Plan is a key component of its total compensation package intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to directors.

Stockholder approval of the 2009 Directors Plan is being sought in order that (i) the shares reserved for issuance under the 2009 Directors Plan may be listed on a qualified stock exchange, and (ii) we may grant options that are nonstatutory stock options.

Summary of the 2009 Directors Plan

The 2009 Directors Plan provides for grants to our directors of options to purchase shares of our common stock (the “Stock Options”), awards of common shares subject to vesting and other restrictions on transfer (the “Restricted Shares”), and other awards based on common shares (the “Other Share-Based Awards”) (all such rights are collectively referred to as “Awards”).

Under the terms of the 2009 Directors Plan, Awards may be granted with respect to an aggregate of not more than 750,000 common shares.  Under the 2009 Directors Plan, no participant may receive Awards with respect to more than 250,000 common shares during any calendar year.

The 2009 Directors Plan will promote our long-term growth and profitability by enabling us to attract, retain and reward key directors, and to strengthen the mutuality of interest of such directors and our stockholders by providing additional compensation to such individuals for their services in the form of equity-based incentives.

The Committee acts as the Administrator of the 2009 Directors Plan.  The Committee will determine who receives Awards, the type and amount of Awards, the consideration, if any, to be paid for Awards, the timing of Awards and the terms and conditions of Awards.  In its sole discretion, the Committee will have the authority and power to prescribe, amend and rescind rules and regulations relating to the 2009 Directors Plan and to construe and interpret the terms of the 2009 Directors Plan and any Award issued under the 2009 Directors Plan.  The Board may amend, alter, suspend or terminate the 2009 Directors Plan or the rules, guidelines and practices governing the 2009 Directors Plan.  However, stockholder approval will be required in the event such amendment would:

•	materially increase the benefits accruing to the participants of the 2009 Directors Plan,

•	increase the number of shares of stock as to which Awards may be granted under the 2009 Directors Plan,

•	extend the term of the 2009 Directors Plan,

•	materially modify the requirements as to eligibility for participation in the 2009 Directors Plan,

•	expand the types of Awards provided under the 2009 Directors Plan, or

•	be otherwise required by applicable laws, regulations or rules.

Terms of Stock Options

The Committee may only grant Stock Options that are nonstatutory stock options.  Incentive Stock Options within the meaning of Code Section 422 may not be granted under the 2009 Directors Plan.  Stock Options are evidenced by an option agreement in the form approved by the Committee.  In addition, the Administrator may make grants of restricted stock and performance stock, in tandem or individually, or in any combination thereof, all of which must be granted under individual Award agreements between us and the recipient of such Awards.

Stock Options will be exercisable and will vest at such time or times as the Administrator determines at the time of grant.  In addition, if any Stock Option is exercisable or becomes vested only in installments or after specified exercise dates, the Administrator may waive such exercise provisions and accelerate any exercise date based upon such factors as the Administrator will determine in its sole discretion.  No Stock Options are transferable by the participants other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order.  A participant may transfer Stock Options during the participant’s lifetime to a member of the participant’s family or a family entity.  When a Director’s directorship is terminated, all unvested Stock Options are forfeited and any unexercised vested Stock Options must be exercised within one year following the date of termination of the directorship.

The exercise price of a Stock Option granted under the 2009 Directors Plan may not be less than 100% of the fair market value of a share of our common stock on the date the Stock Option is granted.

The term of each Stock Option will be established at the time of grant by the Compensation Committee and may not exceed ten years from the date the Stock Option is granted.

In the event of any recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of our assets, or exchange of common stock or other of our securities, issuance of warrants or other rights to purchase common stock or other of our securities, or other similar corporate transaction or event, that affects the shares of our common stock, an adjustment or substitution may be made as approved by the Committee in accordance with applicable law.  In the event of any of the transactions described above in this paragraph, the Committee will, in its sole discretion and as it deems appropriate to prevent dilution or enlargement of intended benefits, have the authority to purchase outstanding Awards, accelerate vesting of Awards, provide for the assumption of an Award or the substitution of similar rights (by or with respect to a successor or survivor corporation, or parent or subsidiary thereof), adjust the number or type of shares subject to an Award, adjust criteria relating to such Awards, or terminate such Awards.

Under the 2009 Directors Plan, when the director no longer serves as a member of our board of directors for reasons other than death, all unvested Stock Options granted to the participant will be forfeited.  In the event of the participant’s death, all outstanding Stock Options will be immediately vested and exercisable.

Terms of Restricted Stock Awards

The Committee may grant Restricted Stock Awards and determine when and to whom such grants will be made, the number of shares to be awarded, the date or dates upon which Restricted Stock Awards will vest, the time or times within which such Awards may be subject to forfeiture, and all other terms and conditions of such Awards.

Unless otherwise determined by the Committee, or provided in the Restricted Stock Award Agreement, if a participant’s service with us terminates, any Restricted Shares held by such participant will be forfeited and reacquired by us.

Other Share-Based Awards

The Committee may grant other Share-Based Awards, including Share Units, that may be valued in whole or in part by reference to or otherwise based on common shares.  Other Share-Based Awards may be granted either alone, in addition to or in tandem with other Awards.  The Committee will determine the terms and conditions of such Awards.

The 2009 Directors Plan will not be and is not intended to be tax-qualified under Code Section 401(a) and will not be subject to the provisions of the Employee Retirement Income Security Act of 1974.  The 2009 Directors Plan is intended to be exempt from the requirements of Code Section 409A, and the Committee has no intention to issue an Award under the 2009 Directors Plan under terms and conditions that would cause Awards to be considered nonqualified deferred compensation subject to the provisions of Code Section 409A, without the approval of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to Awards granted under the 2009 Directors Plan based upon federal income tax laws in effect on the date of this proxy statement.  This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular Award holder based upon his or her specific circumstances.  The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law.  The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.  Because individual circumstances may vary, we advise all Award holders to consult their own tax advisors concerning the tax implications of Awards granted under the 2009 Directors Plan.

A recipient of a Stock Option will not have taxable income upon the grant of the Stock Option.  For nonstatutory stock options, the Award holder will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise.  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

With respect to nonstatutory stock options, in general, for federal income tax purposes under present law, the grant of a nonstatutory stock option, by itself, does not result in income to the Award holder, and the exercise of a nonstatutory stock option (in whole or in part, according to its terms) results in ordinary income to the Award holder at that time in an amount equal to the excess (if any) of the fair market value of the shares of common stock on the date of exercise over the option price.  Generally, the tax basis of the shares of common stock acquired upon exercise of a nonstatutory stock option, which is used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, is the fair market value of the common shares on the date of exercise.  No deduction is allowable to us upon the grant of a nonstatutory stock option but, upon the exercise of a nonstatutory stock option, a deduction is allowable to us at that time in an amount equal to the amount of ordinary income realized by the Award holder exercising such option, if we deduct and withhold appropriate federal withholding tax.

For Restricted Stock Awards, unless the Award holder elects to be taxed at the time of grant, the Award holder will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Vote Required

To be approved by stockholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR this proposal to authorize the 2009 Directors Plan.

PROPOSAL NO. 7
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2009.  Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation has served as our independent registered public accounting firm since 2007.  We are asking the stockholders to ratify the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent registered public accounting firm for the year ending December 31, 2009.  Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

The Audit Committee has approved all services provided by Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation.  A member of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions you may ask.

Vote Required

To be approved by stockholders, this proposal must receive the affirmative FOR vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote FOR this proposal to ratify the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent registered public accounting firm for the year ending December 31, 2009.

CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles.  Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards.  They should have broad experience at the policy-making level in business or banking.  They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us.  Each director must represent the interests of all stockholders.  When considering potential director candidates, the board of directors also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the board of directors.

Independent Directors; Review, Approval or Ratification of Transactions with Related Persons

We currently have five members on our board of directors.  We believe that Martin B. Oring is independent under the criteria established by NASDAQ for director independence, but that none of the remaining four members are independent.  The NASDAQ criteria include various objective standards and a subjective test.  A member of the board of directors is not considered independent under the objective standards if, for example, he or she is employed by us.  Mr. McNeil and Mr. Ager are not independent because they are our employees.

The subjective test requires that each independent director not have a relationship which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  We considered commercial, financial services, charitable, and other transactions and other relationships between us and each director and his or her family members and affiliated entities.

For Mr. Oring, we believe that he did not have any transactions or other relationships which would have exceeded the NASDAQ objective standards or would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

With respect to our other four directors, we believe that we have ongoing business relationships with these directors or their affiliates which would not satisfy the NASDAQ subjective standards regarding the exercise of independent judgment in carrying out the responsibilities of a director.

In particular, we have continuing obligations under the agreements under which we acquired the assets relating to our Clarkdale Slag Project.  We remain obligated to pay a royalty which may be generated from the operations of the Clarkdale Slag Project with Nanominerals, one of our principal stockholders, which is an affiliate of two members of our executive management and board of directors, Carl S. Ager and Ian R. McNeil.  We also have engaged Nanominerals as a paid consultant to provide technical services to us.  In addition, we have a similar royalty arrangement with Verde River Iron Company (“VRIC”), an affiliate of another member of our board of directors, Harry B. Crockett.  Further, one of our board members, Robert D. McDougal, serves as the chief financial officer and a director of Ireland, Inc., a publicly traded, mining related company, which is an affiliate of Nanominerals.  For these reasons, Messrs. McNeil, Ager, McDougal and Crockett do not qualify as independent members of our board directors.  We had negotiated the revenue sharing agreements with each of Nanominerals and VRIC prior to the time that Messrs. Ager, McNeil and Crockett, as applicable, became board members.  These persons are subject to a fiduciary duty to exercise good faith and integrity in handling our affairs.  However, the existence of these continuing obligations may create a conflict of interest between us and all of our board members and senior executive management, and any disputes between us and such persons over the terms and conditions of these agreements that may arise in the future may raise the risk that the negotiations over such disputes may not be subject to being resolved in an arms’ length manner.  In addition, Nanominerals’ interest in Ireland, Inc. and its other mining related business interests may create a conflict of interest between us and our board members and senior executive management who are affiliates of Nanominerals.

Further, the interests of K. Ian Matheson, one of our principal stockholders (and a former officer and director), in Royal Mines and Minerals Corp., a publicly traded mining company based in Nevada, of which Mr. Matheson is an affiliate, and other mining related business interests may create a conflict of interest between us and Mr. Matheson.

Because we currently only have one independent director, the existence of these continuing obligations to our affiliates may create a conflict of interest between us and our non-independent board members and senior executive management, and any disputes between us and such persons over the terms and conditions of these agreements that may arise in the future may raise the risk that the negotiations over such disputes may not be subject to being resolved in an arms’ length manner.  We intend to make good faith efforts to recruit independent persons to our board of directors.

Although we only have one independent director, the board of directors has adopted a written Related Person Transactions Policy, that describes the procedures used to identify, review, approve and disclose, if necessary, any transaction or series of transactions in which: (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had, has or will have a direct or indirect material interest.  There can be no assurance that the above conflicts will not result in adverse consequences to us and the interests of the other stockholders.

Although our management intends to avoid situations involving conflicts of interest and is subject to a Code of Ethics, there may be situations in which our interests may conflict with the interests of those of our management or their affiliates.  These could include:

•	competing for the time and attention of management,

•	potential interests of management in competing investment ventures, and

•	the lack of independent representation of the interests of the other stockholders in connection with potential disputes or negotiations over ongoing business relationships.

Committee Interlocks and Insider Participation

Robert D. McDougal, a member of our board of directors, serves as the chief financial officer and a director of Ireland Inc., a publicly traded exploration stage company primarily focused on the acquisition and exploration of mining properties.  Nanominerals, one of our principal stockholders and an affiliate of Ian R. McNeil and Carl S. Ager, two of our executive directors and officers, is the principal stockholder of Ireland Inc.

Except as set forth above, no interlocking relationship exists between any member of our board of directors and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past.

Committees of the Board Of Directors

Audit Committee.  We have an audit committee and an audit committee charter.  Our audit committee is presently comprised of Robert D. McDougal, Martin B. Oring and Harry B. Crockett.  Mr. Oring is an independent director.  Mr. Crockett is not an independent director.  Mr. McDougal is not an independent director, but we believe that he qualifies as an “audit committee financial expert” under Item 407(d)(5) of Regulation S-K under the Securities Act.  On September 8, 2006, we adopted a revised audit committee charter and a whistle blower policy.  The purpose of the amendments to the audit committee charter is to expand on the role of the audit committee’s relationship with external auditors and the primary committee responsibilities.  The purpose of the whistle blower policy is to encourage all employees to disclose any wrongdoing that may adversely impact us, our stockholders, employees, investors, or the public at large.  The policy also sets forth (i) an investigative process of reported acts of wrongdoing and retaliation, and (ii) procedures for reports of questionable auditing, accounting and internal control matters from employees on a confidential and anonymous basis and from other interested third parties.  A copy of our audit committee charter was filed as an exhibit with to our Current Report on Form 8-K filed with the SEC on September 27, 2006.  Our audit committee is responsible for:

•	selecting, hiring and terminating our independent auditors,

•	evaluating the qualifications, independence and performance of our independent auditors,

•	approving the audit and non-audit services to be performed by our independent auditors,

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies,

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters,

•	establishing procedures for the confidential, anonymous submission by our employees of concerns regarding accounting and auditing matters,

•	reviewing with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations,

•	preparing the audit committee report that the SEC requires in our annual proxy statement,

•	engaging outside advisors, and

•	authorizing funding for the outside auditor and any outside advisors engaged by the audit committee.

Compensation Committee.  Our Compensation Committee assists our board of directors in determining and developing plans for the compensation of our officers, directors and employees.  Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers,

•	reviewing the performance objectives and actual performance of our officers, and

•	administering our stock option and other equity compensation plans.

Our Compensation Committee is comprised of Robert D. McDougal, Harry B. Crockett and Martin B. Oring.  Mr. Oring is an independent director.  However, neither Mr. McDougal nor Mr. Crockett is an independent director.

Disclosure Committee and Charter.  We have a Disclosure Committee and a disclosure committee charter.  Our Disclosure Committee is presently comprised of Carl S. Ager, Ian R. McNeil, Robert D. McDougal and Martin B. Oring.  A copy of the disclosure committee charter was filed as an exhibit to our Form 10-KSB filed with the SEC on April 13, 2004.  The purpose of the committee is to provide assistance to the Chief Executive Officer and the Chief Financial Officer in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of its financial reports.  Mr. Oring is an independent director.  However, neither Mr. McDougal, Mr. Ager nor Mr. McNeil is an independent director.

Related Person Transactions Policy

On March 17, 2009, the board of directors adopted a written Related Person Transactions Policy, that describes the procedures used to identify, review, approve and disclose, if necessary, any transaction or series of transactions in which: (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had, has or will have a direct or indirect material interest.  Related party transactions, which are limited to those described in this policy, are subject to the approval or ratification by the Audit Committee in accordance with this policy.

Our Code of Ethics, which applies to our directors and executive officers, including our Chief Executive Officer, Chief Financial Officer and all senior financial officers, provides that all conflicts of interest should be avoided.  Pursuant to Item 404 of Regulation S-K of the SEC, certain transactions between the issuer and certain related persons need to be disclosed in our filings with the SEC.  In addition, under Section 78.140 of the Nevada Revised Statutes, certain transactions between us and our directors and officers may need to be approved by our board of directors or a duly authorized committee of the Board.  Finally, SEC rules require our Board to assess whether relationships or transactions exist that may impair the independence of our outside directors.  The policy is intended to provide guidance and direction on related party transactions.

A “related party transaction” is any transaction directly or indirectly involving any related party that would need to be disclosed under Item 404(a) of Regulation S-K.  Under Item 404(a), we are required to disclose any transaction occurring since the beginning of our last fiscal year, or any currently proposed transaction, involving us where the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.  “Related party transaction” also includes any material amendment or modification to an existing related party transaction.

For purposes of the policy, “related party” means any of the following:

•	a director (which term when used therein includes any director nominee),

•	an executive officer,

•	a person known by us to be the beneficial owner of more than 5% of our common stock (a “5% stockholder”),

•	an entity which is owned or controlled by a person listed above, or an entity in which a person listed above has a substantial ownership interest or control of such entity, or

•	a person who is an immediate family member of any of the foregoing.

“Immediate family member” means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

All related party transactions are required to be disclosed to the Audit Committee of the Board and any material related party transaction are required to be disclosed to the full board of directors.  Related party transactions will be brought to management’s and the Board’s attention in a number of ways.  Each of our directors and executive officers is instructed and periodically reminded to inform the Office of the Secretary of any potential related party transactions.  In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.  Any potential related party transactions that are brought to our attention are analyzed by our legal department, or if none exists, our outside counsel, in consultation with management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction requiring compliance with the policy.

At each of its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction, and the benefits to us and to the relevant related party.  In determining whether to approve a related party transaction, the Audit Committee will consider, among other factors, the following factors to the extent relevant to the related party transaction:

•	whether the terms of the related party transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party,

•	whether there are business reasons for us to enter into the related party transaction,

•	whether the related party transaction would impair the independence of an outside director,

•
whether the related party transaction would present an improper conflict of interests for any of our directors or executive officers, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship, and

•	any other factors the Audit Committee deems relevant.

The Audit Committee will apply these factors, and any other factors it deems relevant to its determination, in a manner that is consistent with the rules and regulations promulgated by the Commission and the objectives of the policy.  Given that this list of factors is non-exclusive and, further, that the factors have not been assigned any particular level of importance with respect the other factors, the Audit Committee will have a certain amount of discretion in applying these factors.  The members of the Audit Committee, however, must exercise their reasonable business judgment in making a determination regarding the transaction at issue.

As a result, the specific application of these factors will be determined by the Audit Committee on a case-by-case basis.  The Audit Committee will examine each factor, both individually and collectively, in the context of our overall business and financial position, as well as our short-term and long-term strategic objectives.  In doing so, the Audit Committee will look at the particular facts and circumstances of the transaction at issue, as well as the totality of the circumstances surrounding the transaction as a whole.  The Audit Committee will examine the relationship of the facts and circumstances with our overall business and financial position and strategic objectives.  If, as and when special or unique concerns must be addressed, the Audit Committee will take such concerns into account.

For example, regarding transactions that would impair independence, if our securities become listed on a national securities exchange that requires a certain percentage of the board of directors to be independent, and the Audit Committee determines that a particular transaction will impair the independence of an outside director, potentially causing us to contradict the exchange mandated independence requirement, that particular transaction may be rejected.  However, there could arise a situation where, due to the importance of the transaction to our overall business and financial position and strategic objectives and our ability to appoint another independent director, such a transaction might be approved by the Audit Committee.

Any member of the Audit Committee who has an interest in the transaction under discussion will abstain from voting on the approval of the related party transaction, but may, if so requested by the Chairperson of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related party transaction.  Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the related party transaction.

A related party transaction entered into without pre-approval of the Audit Committee will not be deemed to violate the policy, or be invalid or unenforceable, so long as the transaction is brought to the Audit Committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by the policy.

Under the policy, any “related party transaction” will be consummated or will continue only if:

•
the Audit Committee shall approve or ratify such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party,

•	the transaction is approved by the disinterested members of the board of directors, or

•	if the transaction involves compensation, that such transaction is approved of by our Compensation Committee.

Code of Ethics

Our directors and executive officers, including our Chief Executive Officer, Chief Financial Officer and all senior financial officers, are bound by a Code of Ethics that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A Code of Ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer,

•	compliance with applicable governmental laws, rules and regulations,

•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code, and

•	accountability for adherence to the code.

Stockholder Communication with Our Board of Directors

Our board of directors has established a process for stockholders to communicate with the board of directors or with individual directors.  Stockholders who wish to communicate with our board of directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 2441 West Horizon Ridge Pkwy., Suite 120, Henderson, Nevada, 89052.  Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock,

•	the name and address, as they appear on our books, of the stockholder sending such communication, and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Corporate Secretary will forward such communications to our board of directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that Searchlight Minerals Corp. specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed with Searchlight Minerals Corp. management and Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation the audited financial statements of Searchlight Minerals Corp. contained in the Annual Report on Form 10-K of Searchlight Minerals Corp. for the 2008 fiscal year.  The Audit Committee has also discussed with Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the financial statements of Searchlight Minerals Corp.

The Audit Committee has received and reviewed the written disclosures and the letter from Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation its independence from Searchlight Minerals Corp.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K of Searchlight Minerals Corp. for its 2008 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Robert D. McDougal (Chairman)
Martin B. Oring
Harry B. Crockett

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of November 13, 2009 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group.  Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown and the officers, directors and stockholders can be reached at our principal offices at 2441 West Horizon Ridge Parkway, Suite 120, Henderson, Nevada 89052.

	Name and Address	Amount and Nature of		Percentage of
	of Beneficial Owner	Beneficial Ownership		Common Stock(1)
DIRECTORS AND OFFICERS

	Ian R. McNeil	17,842,394	(2)(8)	14.91%

	Carl S. Ager	17,842,394	(3)(8)	14.91%

	Melvin L. Williams	174,600	(4)	*

	Robert D. McDougal	813,214	(5)	*

	Harry B. Crockett	7,642,982	(6)	6.44%

	Martin B. Oring	853,683	(7)	*

	All officers and directors as a group (6 persons)	28,569,267		23.52%

HOLDERS OF MORE THAN 5% OF OUR COMMON STOCK

	Nanominerals Corp. 3500 Lakeside Court, Suite 206 Reno, Nevada 89509	16,600,000	(8)	13.96%

	K. Ian Matheson 2215 Lucerne Circle Henderson, Nevada 89014	10,782,004	(9)	8.51%

	Dr. Charles A. Ager 17146 – 20th Avenue Surrey, British Columbia, Canada V3S 9N4	17,645,190	(8)(10)	14.85%

*	Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of the date of this proxy statement, are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder.  Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name.  Percentage of ownership is based on 118,657,123 shares of common stock outstanding as of November 13, 2009.

(2)
Consists of 407,594 shares and options to acquire an additional 834,800 shares of our common stock held directly by Ian R. McNeil, our Chief Executive Officer and a member of our board of directors.  In addition, Mr. McNeil is a 17.5% stockholder of Nanominerals, a company that owns 16,400,000 of our outstanding shares of common stock and warrants to purchase up to 200,000 shares of common stock.  However, Mr. McNeil does not have any voting or investment powers over the 16,400,000 shares or the 200,000 warrants owned by Nanominerals.  For purposes of Rule 13d-3 of the Exchange Act, Mr. McNeil may be deemed to be a beneficial owner of the 16,400,000 shares and the 200,000 warrants owned by Nanominerals by virtue of his ownership interest in Nanominerals.  However, for purposes of Section 13(d) of the Exchange Act, Mr. McNeil disclaims beneficial ownership of all but a number of shares not in excess of 2,870,000 of the 16,400,000 shares and 35,000 of the 200,000 warrants owned by Nanominerals, which reflects his 17.5% ownership interest in Nanominerals.  See footnote (8) below.

(3)
Consists of 407,594 shares and options to acquire an additional 834,800 shares of our common stock held directly by Carl S. Ager, our Vice President, Secretary and Treasurer and a member of our board of directors.  In addition, Mr. Ager is a 17.5% stockholder of Nanominerals, a company that owns 16,400,000 of our outstanding shares of common stock and warrants to purchase up to 200,000 shares of common stock.  However, Mr. Ager does not have any voting or investment powers over the 16,400,000 shares or the 200,000 warrants owned by Nanominerals.  For purposes of Rule 13d-3 of the Exchange Act, Mr. Ager may be deemed to be a beneficial owner of the 16,400,000 shares and the 200,000 warrants owned by Nanominerals by virtue of his ownership interest in Nanominerals.  However, for purposes of Section 13(d) of the Exchange Act, Mr. Ager disclaims beneficial ownership of all but a number of shares not in excess of 2,870,000 of the 16,400,000 shares and 35,000 of the 200,000 warrants owned by Nanominerals, which reflects his 17.5% ownership interest in Nanominerals.  See footnote (8) below.

(4)	Consists of 56,000 shares held directly by Melvin L. Williams and options to acquire an additional 118,600 shares of our common stock.

(5)
Consists of 238,155 shares held directly by Robert D. McDougal, 25,059 shares held by Robert D. McDougal as Trustee of the Robert D. McDougal and Edna D. McDougal Family Trust Dated December 13, 2007 and options to acquire an additional 550,000 shares of our common stock.

(6)	Consists of 7,608,882 shares held by Harry B. Crockett, as Trustee of the Marcia and Harry Crockett 2004 Family Trust UA dated April 24, 2004 and 34,100 shares held directly by Mr. Crockett.

(7)
Consists of 455,000 shares held directly by Martin B. Oring, 105,000 shares held by Martin Oring Financial Trust dated December 20, 2006, a family trust of which Mr. Oring’s wife serves as a trustee, and options and warrants to acquire an additional 293,683 shares of common stock held by Mr. Oring and his affiliated entities.  The shares underlying 62,500 warrants are being registered in this Proxy statement.

(8)
Nanominerals is a privately held Nevada corporation which owns 16,400,000 shares of our common stock and warrants to purchase up to 200,000 shares of common stock.  Ian R. McNeil and Carl S. Ager, who are our officers and directors, each own 17.5% of the issued and outstanding shares of Nanominerals.  Dr. Charles A. Ager, the sole director and officer of Nanominerals, and his wife, Carol Ager, collectively own 35% of the issued and outstanding shares of Nanominerals.  Further, Messrs. Ager and McNeil have given an irrevocable proxy to Dr. Ager to vote their respective shares of Nanominerals during the time that Mr. Ager or Mr. McNeil, as the case may be, serves as one of our directors or executive officers.  Dr. Ager has sole voting and investment powers over the 16,400,000 shares and the 200,000 warrants owned by Nanominerals.  A group of additional shareholders of Nanominerals, none of who is an officer or director of Searchlight or Nanominerals, collectively own 30% of the outstanding shares of Nanominerals.

(9)
Mr. Matheson beneficially owns 10,782,004 shares of common stock.  These shares include 1,497,002 shares held directly by K. Ian Matheson, 1,285,002 shares held by Mr. Matheson’s wife and related companies, warrants to purchase an additional 8,000,000 shares held directly by Mr. Matheson.

(10)
These shares include the 16,400,000 shares and warrants to purchase up to 200,000 shares of common stock owned by Nanominerals.  Pursuant to a Schedule 13D filed by Dr. Ager, Dr. Ager and his wife, Carol Ager, collectively own 35% of the outstanding shares of Nanominerals.  Dr. Ager is the sole director and officer of Nanominerals.  Further, Messrs. Ager and McNeil have given an irrevocable proxy to Dr. Ager to vote their respective shares of Nanominerals during the time that Mr. Ager or Mr. McNeil, as the case may be, serves as one of our directors or executive officers.  Dr. Ager has sole voting and investment powers over the 16,400,000 shares and the 200,000 warrants owned by Nanominerals.  See footnote (8) above.  In addition, Dr. Ager’s affiliate, Geotech Mining Inc., owns 140,000 shares of common stock.  Further Mrs. Ager owns 765,190 shares in her own name, and her affiliate, Geosearch Inc., owns an additional 140,000 shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Process Overview.  The Compensation Committee of the board of directors discharges the board of directors’ responsibilities relating to compensation of all of our executive officers.  The Compensation Committee is comprised of three non-employee directors.

The agenda for meetings is determined by the Chair of the Compensation Committee with the assistance of Ian R. McNeil, our President and Chief Executive Officer, and Melvin L. Williams, our Chief Financial Officer.  Compensation Committee meetings are regularly attended by one or more of our officers.  However, they do not attend the portion of meetings during which their own performance or compensation is being discussed.  Mr. Williams and Mr. Ager support the Compensation Committee in its work by providing information relating to our financial plans, performance assessments of our executive officers and other personnel-related data.  In addition, the Compensation Committee has the authority under its charter to hire, terminate and approve fees for advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities.

The Compensation Committee has not delegated its authority to grant equity awards to any of our employees, including the executive officers.

Compensation Philosophy and Objectives.  The Compensation Committee believes that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns our executive officers’ interests with those of our stockholders. The Compensation Committee also believes that the compensation of our executive officers is both appropriate and responsive to the goal of improving stockholder value.

The Compensation Committee’s philosophy is to link the named executive officers’ compensation to corporate performance.  The base salary, bonuses and stock option grants of the named executive officers are determined in part by the Compensation Committee reviewing data on prevailing compensation practices of comparable companies with whom we compete for executive talent, and evaluating such information in connection with our corporate goals and compensation practices.

Our current compensation arrangements for several of our executive officers, including our Chief Executive Officer, are below average compensation levels for similar positions at comparable companies.  As we continue to grow, we may need to increase our recruiting of new executives from outside of the Company.  This in turn may require us to pay higher compensation which may be closer to or in excess of comparable company averages.

Finally, we believe that creating stockholder value requires not only managerial talent, but active participation by all employees.  In recognition of this, we try to minimize the number of compensation arrangements that are distinct or exclusive to all of our executive officers.  We currently provide base salary, bonuses and long-term equity incentive compensation to a number of our employees.

Because we are an exploration company, we are in the process of refining our compensation policies and anticipate that this will be an ongoing process as our company moves forward in its exploration, testing and construction plans.  We are engaged in the evaluation, acquisition and advancement of gold exploration projects in Nevada and Arizona.

In light of the above, since our company could develop in a number of directions, such as exploration only, or exploration with a producing mine, we have looked at a broad range of mining companies to establish our  compensation packages.  In general, these companies consisted of a mix of smaller to medium-sized public mining companies.  Most are at late stages of a mine development project or have either one or two operating mines.  Although many companies were considered for comparative purposes by our Compensation Committee, initially the Compensation Committee focused on the following companies as likely to be more relevant to our own as we develop: Apex Silver Mines Ltd., Canyon Resources Corp., Goldenstar Resources, Mines Management Inc., US Gold Corp. and Vista Gold Corp.  Canyon Resources has merged with ATNA Resources and is now a foreign reporting company and therefore has been dropped from the peer group.  Each company’s publicly-disclosed information was compiled to provide data on executive compensation, including base pay, other cash compensation and stock-based compensation.  It is our intent to formulate executive compensation packages that are both representative of industry practices and are sufficient to attract and retain capable and experienced people.  In addition to industry comparables, the Compensation Committee reviewed the National Association of Corporate Directors “Report of the Blue Ribbon Commission on Executive Compensation and the Role of the Compensation Committee” for 2007.

The Board believes that the comparison companies noted above are a representative list of comparison companies currently, but expects the list to change to reflect developments in the mining industry and related markets.  As we develop, the comparison companies will be selected to be comparative to our size and complexity at the time of the comparison.  In addition, the comparison companies will also develop over time, which will necessarily result in changes in the composition of the comparison group.  Future comparison groups may include some, none or all of the companies in the current group.  For example, exploration companies may begin to operate mines or may be acquired in a merger or acquisition.

Our compensation policies and programs are designed to make us competitive with similar mining companies, to recognize and reward executive performance consistent with the success of our business and to attract and retain capable and experienced people.  The Compensation Committee’s role and philosophy is to ensure that our compensation goals and objectives, as applied to the actual compensation paid to our executive officers, are aligned with our overall business objectives and with stockholder interests.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels, including the stockholder interests, our overall financial and operating performance and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting our corporate objectives.  As we develop, we will place increasing importance on the incentive-based component of compensation because we believe that a significant portion of an executive’s compensation should depend upon our overall corporate performance, including share price performance relative to our peer group.

2008 Executive Officer Compensation Components.  For the year ended December 31, 2008, the principal components of compensation for our executive officers were:

•	base salary,

•	bonus, and

•	equity-based incentive compensation.

Base Salary.  Base salaries for our executive officers, other than the Chief Executive Officer (CEO), are determined by the Compensation Committee based upon recommendations by our Chief Executive Officer, taking into account such factors as salary norms in comparable companies, individual responsibilities, performance and experience of the executive officer.

The Compensation Committee, after review of compensation paid by peer group companies, supplemented by published compensation surveys of public companies and a review of the CEO’s responsibilities, performance, and experience, sets the CEO’s salary.  A review of the salaries of our executive officers is conducted at least annually.

During 2007, the Compensation Committee approved increases in base salaries for our executive officers from 2006 to realign salaries with market levels after taking into account individual responsibilities, performance and experience.  The Compensation Committee determined that in connection with the closing of the acquisition of 100% of the Clarkdale Slag Project and as a result of the increase in the scope of responsibilities of our executives during 2007, it was appropriate to review the compensation of salaries for comparable executives in the peer group.  The increase in the scope of responsibilities during 2007 included the additional work performed and to be performed by the executives to acquire 100% of the Clarkdale Slag Project, design and engineer our first production module, conduct multiple financings, and supervise an increased number of employees.  During its review of the peer group, the Compensation Committee decided to increase the salaries of the executive officers to reduce the size of the disparity between the compensation paid to our executive officers and the compensation paid to the executive officers in the peer group.  The realignment resulted in different changes in percentage increases among our executive officers because not all of the executives required the same percentage increase to narrow the gap between our officers’ salaries and the salaries for comparable executives in the peer group.  The Compensation Committee was focused on bringing the dollar amount of our executives’ salaries closer to the peer group, not on increasing the salaries at the same rate as the percentage increase of  market salaries.  As such, market salaries increased at a lower percentage rate than our executives’ salaries.  The Compensation Committee did not have a specific formula to determine the amount of the executive compensation or the specific increases for each individual executive.  Our executives’ salaries were subjectively determined in the discretion of the Compensation Committee, taking into account the foregoing factors.

The Compensation Committee considered the lack of formal training of Mr. McNeil and Mr. Ager in the specific technicalities of mineral exploration, but determined that their general business management experience merited their compensation levels, and that we could engage technical mineral exploration specialists, as necessary and appropriate.  Mr. Williams’ increase reflects a change in his contract, increasing his time commitment to us from a range of 300-600 hours per year to 600-800 hours per year.  The Compensation Committee did not have a specific formula to determine the amount of the executive compensation.

The 2008 salaries for our executive officers were not increased by mutual agreement between the Board and the individual executives.

The following charts reflect changes in the base salaries of our executive officers between from 2006 to 2008:

		2006	2007	Base Salary
Name	Principal Position	Salary	Salary	% Change

Ian R. McNeil	President, Chief Executive Officer and Chairman of the Board	$108,000	$190,000	76%

Melvin L. Williams	Chief Financial Officer	$60,000	$130,000	117%

Carl S. Ager	Vice President, Treasurer, and Director	$80,000	$160,000	100%

		2007	2008	Base Salary
Name	Principal Position	Salary	Salary	% Change

Ian R. McNeil	President, Chief Executive Officer and Chairman of the Board	$190,000	$190,000	0%

Melvin L. Williams	Chief Financial Officer	$130,000	$130,000	0%

Carl S. Ager	Vice President, Treasurer, and Director	$160,000	$160,000	0%

Bonuses.  Our cash bonus program seeks to motivate executive officers to work effectively to achieve our financial performance objectives and to reward them when such objectives are met. Bonuses for executive officers are subject to approval by the Compensation Committee.  For the year ended December 31, 2008, bonuses for executive officers were not authorized per their request.

Equity-Based Incentive Compensation.  Stock options are an important component of the total compensation of executive officers.  We believe that stock options align the interests of each executive with those of the stockholders.  They also provide executive officers a significant, long-term interest in our success and help retain key executive officers in a competitive market for executive talent.  Our 2007 Stock Option Plan authorizes the Compensation Committee to grant stock options to executive officers.  The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executive officers.  The option grants generally expire no later than five years from the date of grant.

Further, on October 15, 2009, our board of directors adopted a 2009 Stock Incentive Award Plan for Employees and Service Providers (“2009 Incentive Plan”), subject to approval by our stockholders.  The 2009 Incentive Plan provides for grants to our employees and service providers of options to purchase shares of our common stock, rights to receive the appreciation in value of common shares, awards of common shares subject to vesting and other restrictions on transfer, and other awards based on common shares.  We have submitted a proposal to our stockholders, included in this proxy statement as Proposal 5, to authorize the issuance of up 3,250,000 shares of common stock under the 2009 Incentive Plan.  However, we will not grant any awards under the 2009 Incentive Plan until such plan has been approved by our stockholders.

Stock Ownership Guidelines.  We currently do not require our directors or executive officers to own a particular amount of our common stock.  The Compensation Committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

Other Benefits

Health and Welfare Benefits. Our executive officers receive the same health and welfare benefits offered to other employees, including medical, and holiday pay.

Retirement Program. We currently have no Supplemental Executive Retirement Plan, or SERP, obligations.  We do not have any defined benefit retirement plans.

Perquisites.  We do not provide special benefits or other perquisites to any of our executive officers.

Employment Arrangements, Severance and Change of Control Benefits.  Other than as described below, we are not party to any employment contracts with our officers and directors.

Ian R. McNeil.  We entered into an employment agreement with Ian R. McNeil, our President and Chief Executive Officer, effective January 1, 2006 and as amended February 16, 2007.  Pursuant to the terms of the employment agreement, we have agreed to pay Mr. McNeil an annual salary of $190,000.  On December 30, 2005, Mr. McNeil received a one time bonus of $36,000 on execution of the agreement.  In addition to his annual salary, Mr. McNeil may be granted a discretionary bonus and stock options, to the extent authorized by our board of directors.  The term of the agreement is for an indefinite period, unless otherwise terminated by either party pursuant to the terms of the agreement.  In the event that the agreement is terminated by us, other than for cause, we will provide Mr. McNeil with six months written notice or payment equal to six months of his monthly salary.

Carl S. Ager.  We entered into an employment agreement with Carl S. Ager, our Vice President, Secretary and Treasurer, effective January 1, 2006 and as amended February 16, 2007.  Pursuant to the terms of the employment agreement, we have agreed to pay Mr. Ager an annual salary of $160,000.  On December 30, 2005, Mr. Ager received a one time bonus of $26,666 on execution of the agreement.  In addition to his annual salary, Mr. Ager may be granted a discretionary bonus and stock options, to the extent authorized by our Board. The term of the agreement is for an indefinite period, unless otherwise terminated by either party pursuant to the terms of the agreement.  In the event that the agreement is terminated by us, other than for cause, we will provide Mr. Ager with six months written notice or payment equal to six months of his monthly salary.

Melvin L. Williams.  We entered into an employment agreement with Melvin L. Williams, our Chief Financial Officer, effective June 14, 2006 and as amended February 16, 2007.  Pursuant to the terms of the employment agreement, we have agreed to pay Mr. Williams an annualized salary of $130,000 based on an increase in time commitment from 300-600 hours worked to 600-800 hours worked.  On June 14, 2006, we issued 50,000 restricted shares of our common stock, as a one time bonus, and granted options to purchase 100,000 shares of our common stock at an exercise price of $2.06 per share, exercisable for a period of five years until June 14, 2011.  The options vested 50% on each of the first and second anniversaries of the execution of the agreement.  The price of the shares issued and the exercise price of the options granted were valued based on the closing price of the common stock on the OTCBB on June 14, 2006.  In the event the employment agreement is terminated by us without cause, we have agreed to pay Mr. Williams an amount equal to three months’ salary in a lump sum as full and final payment of all amounts payable under the agreement.

Tax and Accounting Treatment of Compensation.  In our review and establishment of compensation programs and payments, we consider, but do not place great emphasis on, the anticipated accounting and tax treatment of our compensation programs on us and our executive officers.  While we may consider accounting and tax treatment, these factors alone are not dispositive.  Among other factors that receive greater consideration are the net costs to us and our ability to effectively administer executive compensation in the short and long-term interests of stockholders under a proposed compensation arrangement.

Our Compensation Committee and our Board have considered the potential future effects of Internal Revenue Code Section 162(m), Trade or Business Expense, Certain excessive employee remuneration (“Section 162(m)”) on the compensation paid to our executive officers.  Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of our executive officers.  There is an exemption from the $1 million limitation for performance-based compensation that meets certain requirements.  In approving the amount and form of compensation for our executive officers, our compensation committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m).

In order to qualify certain forms of equity based compensation, such as stock options, as performance-based compensation, our 2007 Stock Option Plan was submitted to and approved by our stockholders at our 2007 annual meeting of stockholders and is structured to provide 162(m) qualification to stock options and other forms of performance-based awards.  Grants of equity based compensation under our 2007 Stock Option Plan may qualify for the exemption if vesting is contingent on the attainment of objectives based on performance criteria set forth by our compensation committee, and if certain other requirements are satisfied as set forth under Section 162(m).  The compensation paid to any of our executive officers in 2008 did not exceed the $1 million threshold under Section 162(m). Thus, at the present time, neither we nor any of our executives are impacted by Section 162(m).

We monitor whether it might be in our best interest to comply with Section 162(m) of the Code, but reserve the right to award future compensation which would not comply with the Section 162(m) requirements for non-deductibility if the Compensation Committee concludes that it is in our best interest to do so.  We seek to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals and therefore the Compensation Committee has not adopted a policy requiring all compensation to be deductible.  The Compensation Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

We account for equity compensation paid to our employees under the rules of Financial Accounting Standard No. 123R (“FAS 123(R)”), which requires us to estimate and record an expense for each award of equity compensation over the service period of the award.  Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.  We have not tailored our executive compensation program to achieve particular accounting results.

We intend that our plans, arrangements and agreements will be structured and administered in a manner that complies with the requirements of Internal Revenue Code Section 409A, Inclusion in gross income of deferred compensation under nonqualified deferred compensation plans (“Section 409A”).  Participation in, and compensation paid under our plans, arrangements and agreements may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A.  If our plans, arrangements and agreements as administered fail to meet certain requirements under Section 409A, compensation earned thereunder may be subject to immediate taxation and tax penalties.

Section 409A requires programs that allow executives to defer a portion of their current income to meet certain requirements regarding risk of forfeiture and election and distribution timing (among other considerations).

Section 409A requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters.  Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans.  Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including the named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.

Our current compensation and benefit plans are not subject to Section 409A.  We have reviewed our compensation arrangements with our executives and employees, and have determined that they are excepted from the requirements of Section 409A.  The severance provisions and discretionary bonus provisions under our Employment Agreements fall within the short-term deferral rules of Treasury Regulations Section1.409A-1(b)(4). The equity awards issued under our 2007 Stock Option Plan (both statutory and nonstatutory stock options) are excepted from Section 409A.  Statutory options under Internal Revenue Code Section 422 are not subject to Section 409A.  Likewise, the nonstatutory options are excepted from Section 409A under Treasury Regulations Section 1.409A-1(b)(5)(i)(A) because the exercise prices for all awards issued thereunder are the fair market value of the underlying stock on the date the option was granted and the options do not include any feature for the deferral of compensation other than deferral of recognition of income until the later of the exercise or disposition of the option or the date the options become substantially vested.  The underlying stock for all the options constitutes "service recipient stock" within the meaning of Treasury Regulation Section 1.409-A-1(b)(5)(iii).  If we adopt new compensation plans that constitute non-qualified deferred compensation, they will be operated in compliance with Section 409A and regulatory guidance issued by the Internal Revenue Service.

Summary Compensation Table

The following table sets forth all compensation received during the three years ended December 31, 2008 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year.  These officers are referred to as the Named Executive Officers in this proxy statement:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Non- qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Ian R. McNeil,	2008	190,000	-	-	-	-	-	-	190,000
Director,	2007	179,750	-	-	40,643	-	-	-	220,393
President and	2006	108,000	-	-	71,642	-	-	-	179,642
CEO (2)

Carl S. Ager,	2008	160,000	-	-	-	-	-	-	160,000
Director, Vice	2007	150,000	-	-	40,643	-	-	-	190,643
President	2006	80,000	-	-	71,642	-	-	-	151,642
and
Secretary (3)

Melvin L. Williams,	2008	130,000	-	-	-	-	-	22,468	152,468
Chief Financial	2007	121,250	-	-	40,958	-	-	11,260	173,468
Officer (4)	2006	32,500	-	103,000	9,163	-	-	-	144,663

(1)	The dollar value of stock awards and option awards are calculated in accordance with Statement of Financial Account Standard (“SFAS”) 123R, Share Based Payments.

(2)
Mr. McNeil was appointed as our President and Chief Executive Officer on October 7, 2005.  Mr. McNeil entered into an employment agreement on January 1, 2006 for an annual salary of $108,000.  On February 16, 2007, we increased the salary of Mr. McNeil under this agreement to $190,000.

(3)
Mr. Ager was appointed as our Secretary, Treasurer and Chief Financial Officer on October 7, 2005. Mr. Ager entered into an employment agreement on January 1, 2006 pursuant to which he receives an annual salary of $80,000. On June 14, 2006, Mr. Ager resigned as Chief Financial Officer. On February 16, 2007, we increased the salary of Mr. Ager under this agreement to $160,000.

(4)
Mr. Williams was appointed as our Chief Financial Officer on June 14, 2006.  Mr. Williams entered into an employment agreement on June 14, 2006 pursuant to which he is paid an annual salary of $60,000. On February 16, 2007, we increased the salary of Mr. Williams to $130,000.  Other compensation includes direct benefit to Mr. Williams of $11,260 and $22,468 from fees incurred in 2007 and 2008, respectively, with Cupit, Milligan, Ogden & Williams, an affiliate of Mr. Williams, to provide accounting support services.  These amounts were based on the profit percentage derived by Mr. Williams from the revenue earned by Cupit Milligan in the applicable period, as applied to the fees for services provided to us.

Outstanding Equity Awards At Fiscal Year-End

The following table provides information concerning unexercised options for each of our Named Executive Officers outstanding as of December 31, 2008:

	Option Awards					Stock Awards
Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)
Ian R. McNeil	500,000	-	-	$0.44	11/11/10	-
Director, President	60,000	-	-	$1.70	4/7/11	-
and CEO	250,000	-	-	$2.40	6/6/11	-
	24,800	-	-	$4.04	2/16/12	-
Carl S. Ager	500,000	-	-	$0.44	11/11/10	-
Director, Vice	60,000	-	-	$1.70	4/7/11	-
President,	250,000	-	-	$2.40	6/6/11	-
Treasurer and	24,800	-	-	$4.04	2/16/12	-
Secretary
Melvin L. Williams	100,000	-	-	$2.06	6/14/11	-
Chief Financial	18,600	-	-	$4.04	2/16/12	-
Officer

None of our Named Executives acquired shares of common stock by the exercise of stock options during the year ended December 31, 2008.

Potential Payments upon Termination of Employment or a Change of Control

We have entered into change in control agreements with Ian R. McNeil, our President and Chief Executive Officer, Carl S. Ager, our Vice President, Secretary and Treasurer, and Melvin L. Williams, our Chief Financial Officer, in connection with their respective employment agreements.  These agreements provide for payments to be made to each named executive officer upon termination of employment.

In the event that the agreement with Mr. McNeil or Mr. Ager is terminated by us, other than for cause, we will provide Mr. McNeil or Mr. Ager, as applicable, with six months written notice or payment equal to six months of their respective monthly salaries.  In the event the employment agreement with Mr. Williams is terminated by us without cause, we have agreed to pay Mr. Williams an amount equal to three months’ salary in a lump sum as full and final payment of all amounts payable under the agreement.

The severance amounts are payable in cash, in a lump sum.  As of December 31, 2008, in the event of a qualifying termination, Mr. McNeil would have been entitled to cash payments totaling $95,000, Mr. Ager would have been entitled to cash payments totaling $80,000, and Mr. Williams would have been entitled to cash payments totaling $32,500.

Director Compensation

This section provides information regarding the compensation policies for our directors and amounts paid and securities awarded to these directors in the fiscal year ended December 31, 2008.

From January 2007 until July 1, 2007 we paid non-employee directors a fee of $1,000 per meeting in cash.  During that period, we paid an aggregate of $5,000 to our non-employee directors for meeting attendance.  Effective July 1, 2007, we pay non-employee directors compensation of $3,000 per month in cash and $9,000 value of our common stock per quarter, where the appropriate number of shares to equal $9,000 is determined by the closing price of our stock on the last trading day of each quarter.  We may also periodically grant additional stock options to our directors in consideration for their providing services to us as directors.

Further, on October 15, 2009, our board of directors adopted a 2009 Stock Incentive Plan for Directors (“2009 Directors Plan”), subject to approval by our stockholders.  The 2009 Directors Plan provides for grants to our directors of options to purchase shares of our common stock, rights to receive the appreciation in value of common shares, awards of common shares subject to vesting and other restrictions on transfer, and other awards based on common shares.  We have submitted a proposal to our stockholders, included in this proxy statement as Proposal 6, to authorize the issuance of up 750,000 shares of common stock under the 2008 Directors Plan.  However, we will not grant any awards under the 2009 Directors Plan until such plan has been approved by our stockholders.

The following table summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Martin B. Oring (2)	9,000	-	27,026	-	-	36,026
Robert D. McDougal (3)	36,000	36,000	-	-	-	72,000
Harry B. Crockett (4)	36,000	36,000	-	-	-	72,000

(1)	The dollar value of stock awards and options awards are calculated in accordance with Statement of Financial Accounts (“SFAS”) 123R, Share Based Payments.

(2)
Mr. Oring joined our board of directors on October 10, 2008.  Mr. Oring held 207,347 stock options and no unvested shares as stock awards, of December 31, 2008.  We granted 207,347 stock options (which included 200,000 unvested stock options at December 31, 2008) and no stock awards to Mr. Oring in 2008.  The grant date fair value of the stock option awards computed in accordance with SFAS 123(R) was $165,180.

(3)
Mr. McDougal held 550,000 stock options and no unvested shares as stock awards, of December 31, 2008.  We granted no stock options and 15,811 shares as stock awards to Mr. McDougal in 2008.  In addition, 3,214 shares were issued to Mr. McDougal in 2008 which are noted in our Consolidated Statement of Stockholders' Equity included in the financial statements filed herewith as subscribed for on December 31, 2007 and issued in 2008.  The grant date fair value of the stock awards computed in accordance with SFAS 123(R) was $36,000.

(4)
Mr. Crockett held no stock options and no unvested shares as stock awards, of December 31, 2008.  We granted no stock options and 15,811 shares as stock awards to Mr. Crockett in 2008.  In addition, 3,214 shares were issued to Mr. Crockett l in 2008 which are noted in our Consolidated Statement of Stockholders' Equity included in the financial statements filed herewith as subscribed for on December 31, 2007 and issued in 2008.  The grant date fair value of the stock awards computed in accordance with SFAS 123(R) was $36,000.

Limitation of Liability of Directors

Nevada Revised Statutes provide that, subject to certain exceptions, or unless the articles of incorporation or an amendment thereto, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer, and his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.  Our Articles of Incorporation do not contain a provision which provides for greater individual liability of our directors and officers.

This proxy statement includes proposals (Proposals 3 and 4) to amend our Articles of Incorporation for the purpose of adding provisions for limiting liability of our directors and officers under certain circumstances and for permitting indemnification of directors, officers and certain other persons, to the maximum extent permitted by applicable Nevada law, including that:

•
no director or officer will be individually liable to us or our stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, provided, that the foregoing clause will not apply to any liability of a director or officer for any act or failure to act for which Nevada law proscribes this limitation and then only to the extent that this limitation is specifically proscribed,

•	any repeal or modification of the foregoing provision will not adversely affect any right or protection of a director existing at the time of such repeal or modification,

•
we will be permitted to indemnify our directors, officers and such other persons to the fullest extent permitted under Nevada law.  Our current Bylaws include provisions for the indemnification of our directors, officers and certain other persons, to the fullest extent permitted by applicable Nevada law, and

•
with respect to the limitation of liability of our directors and officers or indemnification of our directors, officers and such other persons, neither any amendment or repeal of these provisions nor the adoption of any inconsistent provision of our Articles of Incorporation, will eliminate or reduce the effect of these provisions, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for these provisions, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

We have ongoing business relationships with affiliates of our management and principal stockholders.  In particular, we have continuing obligations under the agreements under which we acquired the assets relating to our Clarkdale Slag Project.  We remain obligated to pay a royalty which may be generated from the operations of the Clarkdale Slag Project to Nanominerals, one of our principal stockholders, which is an affiliate of two members of our executive management and board of directors, Carl S. Ager and Ian R. McNeil.  We also have engaged Nanominerals as a paid consultant to provide technical services to us.  In addition, we have a similar royalty arrangement with VRIC, an affiliate of another member of our board of directors, Harry B. Crockett.  Further, one of our board members, Robert D. McDougal, serves as the chief financial officer and a director of Ireland Inc., a publicly traded, mining related company, which is an affiliate of Nanominerals.  For these reasons, Martin B. Oring is the sole independent members of our board of directors.  We had negotiated the revenue sharing agreements with each of Nanominerals and VRIC prior to the time that Messrs. Ager, McNeil and Crockett, as applicable, became board members.  These persons are subject to a fiduciary duty to exercise good faith and integrity in handling our affairs.  However, the existence of these continuing obligations may create a conflict of interest between us and our board members and senior executive management, and any disputes between us and such persons over the terms and conditions of these agreements that may arise in the future may raise the risk that the negotiations over such disputes may not be subject to being resolved in an arms’ length manner.  In addition, Nanominerals’ interest in Ireland Inc. and its other mining related business interests may create a conflict of interest between us and our board members and senior executive management who are affiliates of Nanominerals.  Further, the interests of K. Ian Matheson, one of our principal stockholders (and a former officer and director), in Royal Mines and Minerals Corp., a publicly traded mining company based in Nevada, of which Mr. Matheson is an affiliate, and other mining related business interests may create a conflict of interest between us and Mr. Matheson.

Although our management intends to avoid situations involving conflicts of interest and is subject to a Code of Ethics, there may be situations in which our interests may conflict with the interests of those of our management or their affiliates.  These could include:

•	competing for the time and attention of management,

•	potential interests of management in competing investment ventures, and

•	the lack of independent representation of the interests of the other stockholders in connection with potential disputes or negotiations over ongoing business relationships.

Although we only have one independent director, the board of directors has adopted a written Related Person Transactions Policy, that describes the procedures used to identify, review, approve and disclose, if necessary, any transaction or series of transactions in which: (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had, has or will have a direct or indirect material interest.  There can be no assurance that the above conflicts will not result in adverse consequences to us and the interests of the other stockholders.

Prior to the adoption of the Related Person Transactions Policy on March 17, 2009, related party transactions were subject to our Code of Ethics, which was adopted July 18, 2006, and an unwritten policy that any transactions with related persons would be approved of by a majority of our independent, disinterested directors, and would comply with the Sarbanes Oxley Act and other securities laws and regulations.  However, we did not have any independent directors until October 2008.  At any point at which we did not have independent directors on our Board, any transactions with related persons were approved of by a majority of our then disinterested directors.

The following is a description of related party transactions in the three most recent fiscal years ended December 31, 2008 and the nine months ended September 30, 2009:

Transactions with Certain Former Members of Management

On February 10, 2005, in connection with our change of business from a biotechnology research and development company to a company focused on the acquisition of mineral properties, we approved the discharging of the convertible debt of Searchlight to Caisey Harlingten, our former Chief Executive Officer and director, in the amount of $300,000, in return for the grant of an irrevocable stock option to Mr. Harlingten to purchase 500,000 shares of our common stock for $0.25 per share, such option expiring February 10, 2010.  Prior to discharging the convertible debt, on July 23, 2002, we had issued $300,000 of convertible debt to Mr. Harlingten.  The convertible debt had accrued interest at 8% per year and was payable on demand of the holder.  The debt was convertible into common stock at $0.25 per share for a total of 1,200,000 shares.  In connection with the debt, Mr. Harlingten was granted warrants to purchase 1,200,000 shares of our common stock at an exercise price of $0.35 per share.  The $300,000 debt owed by us to Mr. Harlingten related to prior advances made by Mr. Harlingten to us in the form of loans.  The loan was interest free without any fixed repayment date, based on a verbal agreement between the parties.

As of December 31, 2006, we had a related party loan payable of $382,792, which consisted of borrowings from an affiliate of our former officers and directors.  In addition, $360,056 was included in accounts payable that was an intercompany payable to a former subsidiary dating back to 2002.  We recorded the removal of these items at December 31, 2007 as capital transactions of related parties and increased paid-in capital by $742,848 based upon our internal review of the status of these items and determination that, based on the failure of any potential claimants to make demand for payment of such amounts, these items had been canceled by such affiliates and should be treated as capital contributions related to our restructuring.

Transactions with Searchlight Claim Owners and Affiliates of K. Ian Matheson

In connection with our February 2005 change of business, on February 8, 2005, we entered into mineral option agreements with the Searchlight Claim owners to acquire 20 mineral claims representing an area of 3,200 acres located in Clark County, south of Searchlight, Nevada.  The acquisition of the Searchlight Claims was initially valued at a negotiated price between us and the claim owners of $2,000 per claim for a total of $40,000 plus actual costs incurred in maintaining the claims of $87,134.  Further, on April 12, 2005, Mr. Harlingten and his affiliates transferred 95,400,000 shares of our common stock to Mr. Matheson in connection with Mr. Matheson’s bringing the business opportunity relating to the Searchlight Claims to us.  Prior to entering into the option agreements with us, the Searchlight Claim owners had optioned their respective interests in the claims to Searchlight Minerals Inc. (“SMI”), a company controlled by Mr. Matheson.  In connection with our acquisition of the Searchlight Claims, SMI assigned to us SMI’s rights in the Searchlight Claims under the prior option agreements with the Searchlight Claim owners.  The 95,400,000 shares represented approximately 88% of the outstanding shares of common stock at the time of such transfer.  Subsequently, on April 29, 2005, Mr. Matheson cancelled 70,000,000 shares of our common stock held by him for no consideration for the purpose of making our capitalization more attractive to future equity investors.

Mr. Matheson was appointed as our Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer and as a member of our board of directors on February 10, 2005.  He resigned as Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer on October 7, 2005, and resigned from our board of directors on February 16, 2007.

Under the option agreement with the Searchlight Claim owners, we had agreed to issue an aggregate of 5,600,000 shares of our common stock in four equal installments of 1,400,000 shares over a three year period to the claim owners, after which all of the claim owner’s rights and interests in the Searchlight Claims would be assigned to us.  We issued the initial 4,200,000 shares of the 5,600,000 shares in three installments of 1,400,000 shares on July 7, 2005, July 27, 2006 and June 29, 2007.  During the second quarter of 2008, the Searchlight Claim owners transferred title to the Searchlight Claims to us in consideration of our agreement to issue to the claim owners the balance of the 1,400,000 shares of common stock by June 30, 2008.  We issued the 1,400,000 shares to the remaining Searchlight Claim owners in June 2008, and now have issued all 5,600,000 of the shares of our common stock required to be issued to the Searchlight Claim owners.  Pursuant to EITF 98-11, “Accounting for Acquired Temporary Differences in Certain Purchase Transactions That Are Not Accounted for as Business Combinations”, we valued the shares issued to obtain the Searchlight Claims at their market price at the date of the issue.  In connection with this transaction, K. Ian Matheson (one of our principal stockholders and a former member of the board of directors) and his wife, Debra Matheson, and his affiliated companies (including Pass Minerals Inc., Gold Crown Minerals Inc. and Kiminco Inc.), have received 1,050,000 shares of common stock.  Mr. Matheson may be considered a promoter of the Company by virtue of his positions in the Company and with certain of the Searchlight Claim owners.  Also, in connection with the acquisition of the Searchlight Claims in February 2005, Geotech Mining Inc. and Geosearch Mining Inc., which are affiliates of Dr. Charles A. Ager and his wife, Carol Ager, who were Searchlight Claim owners, have each received 140,000 shares of common stock with respect to the transfer of title to their interests in the Searchlight Claims under the option agreements for the Searchlight Gold Project.  Dr. Ager and his affiliate, Nanominerals, were also our affiliates at the time of the final three stock issuances in connection with the option agreement to acquire the Searchlight Claims.  Mr. Matheson was one of our officers and/or directors at the time of the initial two stock issuances in connection with the option agreement to acquire the Searchlight Claims, and has been one of our principal stockholders at the time of all such issuances.

In connection with our change of business in fiscal 2005, we had agreed to pay a management fee of $3,500 per month to Pass Minerals for management services provided by Mr. Matheson relating to the change of our business.  In September 2006, the parties terminated this arrangement.  We paid a total of $24,500 to Pass Minerals for consulting services in 2006.

Transactions with Nanominerals Corp. and Affiliates

General.  Nanominerals is a private Nevada corporation principally engaged in the business of mineral exploration.  Nanominerals does not have any employees and relies on third party consultants for the provision of services.  Nanominerals owns approximately 15.13% of our issued and outstanding shares of common stock.  Dr. Ager and Mrs. Ager, collectively own 35% of the outstanding common stock of Nanominerals.  Two of our executive officers and directors, Carl S. Ager and Ian R. McNeil, are stockholders of Nanominerals, but neither currently serves as an officer, director or employee of Nanominerals.  Messrs. Ager and McNeil each own 17.5% of the issued and outstanding shares of common stock of Nanominerals, representing an aggregate of 35% of the outstanding common stock of Nanominerals.  Dr. Ager currently is the sole officer and director of Nanominerals, and controls its day to day operations.  Further, Messrs. Ager and McNeil have given an irrevocable proxy to Dr. Ager to vote their respective shares of Nanominerals during the time that Mr. Ager or Mr. McNeil, as the case may be, serves as one of our directors or executive officers.  Dr. Ager has sole voting and investment powers over the 16,400,000 shares and 200,000 common stock purchase warrants owned by Nanominerals.  Messrs. Ager and McNeil are the son and son-in-law, respectively, of Dr. Ager and Mrs. Ager.  Dr. Ager, Mr. Ager and Mr. McNeil may be considered promoters of the Company by virtue of their positions in the Company and Nanominerals.  Nanominerals is the principal stockholder of another publicly traded mining company (Ireland Inc.) and has other mining related business interests which may create a conflict of interest between us and our board members and senior executive management who are affiliates of Nanominerals.

Acquisition of Searchlight Claims.  In connection with the acquisition of the Searchlight Claims in February 2005, Geotech Mining Inc. and Geosearch Mining Inc., which are affiliates of Dr. Ager and Mrs. Ager, who were Searchlight Claim owners, have each received 140,000 shares of common stock with respect to the transfer of title to their interests in the Searchlight Claims under the option agreements for the Searchlight Gold Project.

Acquisition of Interest of Joint Venture in Clarkdale Slag Project.  Under the terms of an Assignment Agreement, dated June 1, 2005, and as amended on August 31, 2005 (for the purpose of extending the closing date of the transaction by requiring us to confirm receipt of $1.5 million in financing by September 15, 2005), and October 24, 2005, Nanominerals assigned to us its 50% financial interest and the related obligations arising under a Joint Venture Agreement, dated May 20, 2005, between Nanominerals and VRIC.  The joint venture related to the exploration, testing, construction and funding of the Clarkdale Slag Project.

On October 24, 2005, in connection with the terms of the Assignment Agreement with Nanominerals, we issued to Nanominerals and its designates warrants to purchase 12,000,000 shares of our common stock exercisable through May 31, 2015, at an exercise price of $0.375 per share.  At the instruction of Nanominerals, we issued 2,000,000 of the 12,000,000 warrants to Clarion Finanz AG, a designate of Nanominerals.

In addition, in connection with the Assignment Agreement, we paid Nanominerals $690,000 in respect of certain payments made by Nanominerals towards the acquisition of the Clarkdale Slag Project, including reimbursement of payments previously made by Nanominerals to VRIC under the Joint Venture Agreement, and reimbursement of other previously paid expenses incurred by Nanominerals relating to the Clarkdale Slag Project.

Further, under the terms of the Assignment Agreement, we assumed the obligations of Nanominerals under the Joint Venture Agreement relating to the Clarkdale Slag Project, including the funding of a four phase program:

•	drilling and ore reserve studies (Phase 1),

•
a report of the commercial, technical and environmental feasibility of the processing and smelting of metals and other mineral materials from a deposit that is prepared in such depth and detail as would be acceptable to lending institutions in the United States, or a “bankable feasibility study” (Phase 2),

•	the construction of a commercial production facility to process slag materials, as recommended by the bankable feasibility study (Phase 3), and

•	the expansion of additional commercial production capacity to process slag materials (Phase 4).

In addition, we appointed Ian R. McNeil, Carl S. Ager and Robert D. McDougal, as nominees of Nanominerals, to serve on our board of directors, thereby constituting a majority of the board members.

Further, under the terms of the Assignment Agreement, we have a continuing obligation to pay Nanominerals a royalty consisting of 2.5% of the “net smelter returns” on any and all proceeds of production from the Clarkdale Slag Project.  Under the agreements, we agreed to pay Nanominerals a 5% royalty on “net smelter returns” payable from our 50% joint venture interest in the production from the Clarkdale Slag Project.  The original June 1, 2005 assignment agreement did not include a specific definition of the term “net smelter returns.”  However, the parties agreed to a specific definition of the term “net smelter returns” in the October 24, 2005 amendment, which specific definition we believe conforms with the industry standard interpretation of such term.  Upon the assignment of the assignment to us of VRIC’s 50% interest in the Joint Venture Agreement in connection with our reorganization with Transylvania International, Inc., we continue to have an obligation to pay Nanominerals a royalty consisting of 2.5% of the net smelter returns on any and all proceeds of production from the Clarkdale Slag Project.

The following sets forth certain information regarding the acquisition of the 50% financial interest in the Joint Venture Agreement with respect to the Clarkdale Slag Project from Nanominerals, as such information relates to Dr. Charles A. Ager, Carl S. Ager and Ian R. McNeil, who may be considered promoters of the Company by virtue of their positions in the Company and Nanominerals:

•	We acquired the assets consisting of the 50% financial interest in the Joint Venture Agreement with respect to the Clarkdale Slag Project from Nanominerals.

•
We applied EITF 98-03 with regard to the acquisition of the joint venture interest in the Clarkdale Slag Project from Nanominerals.  We determined that the acquisition of the joint venture interest in the Clarkdale Slag Project did not constitute an acquisition of a business, as that term is defined in EITF 98-03, and we recorded the acquisition as a purchase of assets.

•
The Assignment Agreement and each of the August 31, 2005 and October 24, 2005 amendments, including the determination of the amount at which we acquired such assets, were negotiated on our behalf by K. Ian Matheson, who served as an executive officer and director at the time of the execution of the Assignment Agreement and the August 31, 2005 amendment and as a director at the time of the execution of the October 24, 2005 amendment.

•
The $690,000 which we paid to Nanominerals in respect of the acquisition of the Clarkdale Slag Project represents the cost to Nanominerals of the assets consisting of the rights in the Joint Venture Agreement assigned by Nanominerals in connection with the Assignment Agreement.

Certain Transactions Between Nanominerals and Other Stockholders.  On January 17, 2006, Nanominerals acquired 16,000,000 shares of our common stock from K. Ian Matheson in consideration of a payment of $4,640.50, to Mr. Matheson, and, on the same date, Nanominerals sold 8,000,000 of the 10,000,000 warrants which Nanominerals acquired from us in connection with the Assignment Agreement to K. Ian Matheson in consideration of a payment of $5,000 from Mr. Matheson.

On January 31, 2006, Nanominerals transferred the remaining 2,000,000 warrants in the following transactions: (i) 1,000,000 warrants to Richard J. Werdesheim and Lynne Werdesheim, as trustees for the Werdesheim Family Trust, for a payment of $625, and (iii) 1,000,000 warrants to Craigen L.T. Maine, as trustee for the Maine Rev. Family Trust, for a payment of $625.

Consulting Arrangement with Nanominerals.  Nanominerals provides us with the use of its laboratory, instrumentation, milling equipment and research facilities which has allowed us to perform tests and analysis both effectively and in a more timely manner than would otherwise be available from other such consultants.  We believe that Nanominerals’ knowledge and understanding of the science and technology in our business, along with its understanding of how to implement our business plan in a practical manner, has made Nanominerals an important part of our technical team.  Dr. Ager performs the services for us in his authorized capacity with Nanominerals under our consulting arrangement with Nanominerals.  Nanominerals also engages the services of outside technical consultants to perform the services for us, depending on the specific goal of a particular project.  Some of our consultants, such as Dr. Hewlett, have worked directly with Nanominerals in an ongoing manner and performed day-to-day work and tests.  The consulting services provided by Nanominerals are highly specialized and unique to the mineral exploration industry, and there is a limited number of experts that can perform these types of services.  We currently do not rely solely on Nanominerals to provide us with technical expertise to guide the project technically.  However, Nanominerals continues to be an important consultant to assist us with our technical challenges.

We pay Nanominerals a $30,000 per month fee, together with expense reimbursement and some expenses, to cover their services.  The services provided by Nanominerals include:

•
SEM/EDS Studies:  Nanominerals uses SEM/EDS to identify the minerals (gold, silver, copper and zinc) in the slag material and understand the physical make-up of the slag.  This information has provided us with an understanding how to potentially liberate the minerals from the slag material by mechanical methods (grinding).  This type of work is highly specialized and very unique to the mineral exploration industry.

•
Grinding Studies:  Looking at the ground material again using SEM/EDS, Nanominerals has assisted us in testing a number of different grinders and variables (size of material fed to grinder, grinding time, etc.) to find the best way to mechanically liberate and expose the minerals within the slag material.  Without mechanical liberation, the chemicals used in the extraction process (leaching) cannot perform.  Therefore, grinding is a crucial step in the overall processing of the slag material.  The unique nature of the slag material (i.e. it is very hard and abrasive and the minerals are entombed within the slag) makes the proper grinding of the slag material very difficult.  Grinding and crushing are commonly used in the mining industry.

•
Analytical and Extraction Studies: Nanominerals has provided us the use of its laboratory, instrumentation, milling equipment and research facilities and has performed (and continues to perform) analytical and extraction studies for the presence of gold, silver, copper and zinc in the slag material.  Nanominerals has tested different variables (chemicals, pH, ORP, machines, instruments, etc.) to attempt to determine the most effective methods to analyze and extract the desired metals.

•
Flow-Sheet Development:  Nanominerals, in conjunction with Dr. Hewlett, has developed a flow sheet for the Clarkdale Project to attempt to determine methods to process the slag material on a large scale.  The flow-sheet for the first production module has been designed with the intention to allow for the most effective and economic extraction of metals from the slag material with the least environmental impact.  Nanominerals assisted us in: (i) building the pilot plant, where the grinding, leaching, filtering and extraction of the metals was performed, (ii) gathering information from the pilot plant, and (iii) making changes to the design, equipment and chemicals used in the process of extracting metals from the slag material.  Nanominerals continues to assist us in determining the most effective methods used in the process of extracting metals from the slag material.

•
Financings:  Nanominerals has introduced us to investors and potential investors which have led to participation in our previous financings.  Nanominerals has also provided assistance to us when potential financiers performed technical due diligence on our projects, including making technical presentations to potential investors.  We have not provided special fees to Nanominerals in connection with such financings.

We commenced our consulting arrangement with Nanominerals in 2005 following the completion of the Assignment Agreement relating to the Clarkdale Slag Project.  In 2005, we only reimbursed Nanominerals for technical expenses.  However, in 2006, we began to pay Nanominerals the $30,000 monthly fee, plus expense reimbursement due to the significant amount of work that Nanominerals was performing for us.  This consulting arrangement was approved by the Board, including by K. Ian Matheson, who has never had a direct or indirect financial interest in Nanominerals.

The Board initially determined that $30,000 per month fee was a reasonable rate for Nanominerals based on several factors:

•	the technical services provided by Nanominerals were highly specialized and required scientists with significant experience in mining, metallurgy and chemistry.

•	we required a significant amount of time to be devoted to our projects (most importantly at Clarkdale). Nanominerals was available to us nearly every day (at least 100 hours per month).

•
Nanominerals had available resources, such as outside scientific contacts whom the consultant could use to perform specific work (i.e. SEM specialists, metallurgists in certain specialized fields, etc.).

•
Nanominerals had instrumentation and laboratory facilities at its disposal, either to be able to prepare or provide technical presentations and coordinate technical due-diligence presentations to prospective investors.

•	Nanominerals was willing to provide the services to us on a month-to-month with the ability to terminate at any time.

Given the time commitment that we required and the general market rate for qualified consultants of approximately $500 per hour, anticipated monthly fees for the services that Nanominerals was to perform were estimated to be a minimum of $50,000.  Given these criteria, we believe that engaging Nanominerals to perform these services at the $30,000 monthly rate, plus expense reimbursement, has provided an advantage to us over other technical consultants.

During the years ended December 31, 2006, 2007 and 2008 and the six months ended June 30, 2009, we utilized the services of Nanominerals to provide technical assistance and financing related activities primarily to the Clarkdale Slag Project and Searchlight Gold Project.  In addition, Nanominerals provided us with the use of its laboratory, instrumentation, milling equipment and research facilities.  In 2006, Nanominerals began to invoice us for technical assistance, financing related activities and reimbursement of expenses.  For the year ended December 31, 2006, we incurred total fees and reimbursement of expenses to Nanominerals of $495,000 and $271,103, respectively.  For the year ended December 31, 2007, we incurred total fees and reimbursement of expenses to Nanominerals of $360,000 and $105,346, respectively.  For the year ended December 31, 2008, we incurred total fees and reimbursement of expenses to Nanominerals of $360,000 and $104,269, respectively.  For the nine months ended September 30, 2009, we incurred total fees and reimbursement of expenses to Nanominerals of $240,000 and $68,240, respectively.  At September 30, 2009, we had an outstanding balance due to Nanominerals of $78,378.

Other Agreements with Nanominerals.  We currently have a verbal understanding with Nanominerals which provides us with the use of a patented halide leach (comprised of chloride and bromide) technology at the Clarkdale Slag Project site without a royalty.  The expiration date of the patent would have been October 28, 2014.  However, the US Patent and Trademark Office website indicates that the patent has expired for failure to pay maintenance fees on the patent, and, therefore, the patent is now in the public domain.  As a result of the expiration of the patent, we do not believe that we will need a formal agreement to use the technology at the Clarkdale Slag Project site.

November 2009 Private Placement.  On November 12, 2009, we completed a private placement of 12,078,596 units of our securities of our securities to certain investors, including Nanominerals, at a purchase price of $1.25 per unit, resulting in aggregate gross proceeds to us of $15,098,245.  Each unit consists of one share of our common stock and one half share of common stock purchase warrant.  In connection with the private placement, Nanominerals purchased 400,000 units of securities at an aggregate purchase price of $500,000.

Transactions with Verde River Iron Company and Harry B. Crockett

Under the terms of a letter agreement, dated November 22, 2006 and as amended on February 15, 2007, with VRIC, Harry B. Crockett and Gerald Lembas, and an Agreement and Plan of Merger with VRIC and Transylvania, dated and completed on February 15, 2007, we acquired all of the outstanding shares of Transylvania from VRIC through the merger of Transylvania into our wholly-owned subsidiary, Clarkdale Minerals LLC, a Nevada limited liability company.  VRIC is an affiliate of our director, Harry B. Crockett.  As a result of the merger, we own title to the approximately 200 acre property underlying a slag pile located in Clarkdale, Arizona from which we are seeking to recover base and precious metals through the reprocessing of slag material, approximately 600 acres of additional land adjacent to the project property and a commercial building in the town of Clarkdale, Arizona.  In accordance with the terms of these agreements, we: (i) paid $10,100,000 in cash to VRIC, and (ii) issued 16,825,000 shares of our common stock to Harry B. Crockett and Gerald Lembas, the equity owners of VRIC, and certain designates of VRIC under the agreements, who are not our affiliates.  The $10,100,000 cash payment to VRIC consisted of (i) $9,900,000 in connection with the acquisition of Transylvania and (ii) $200,000 paid to VRIC for an option to enter into the reorganization with Transylvania.

Under the terms of our 2007 agreements to acquire Transylvania with VRIC, we have the following continuing obligations:

•
we agreed to continue to pay VRIC $30,000 per month (which amount we had previously paid to VRIC under the Joint Venture Agreement since June 2005) until the earlier of: (i) the date that is 90 days after we receive a bankable feasibility study, or (ii) the tenth anniversary of the date of the execution of the letter agreement,

•	we have agreed to pay VRIC $6,400,000 within 90 days after we receive a bankable feasibility study,

•
we have agreed to pay VRIC a minimum annual royalty of $500,000, commencing 90 days after we receive a bankable feasibility study, and an additional royalty consisting of 2.5% of the “net smelter returns” on any and all proceeds of production from the Clarkdale Slag Project.  The minimum royalty remains payable until the first to occur of: (1) the end of the first calendar year in which the percentage royalty equals or exceeds $500,000, or (2) February 15, 2017.  In any calendar year in which the minimum royalty remains payable, the combined minimum royalty and percentage royalty will not exceed $500,000, and

•
we have agreed to pay VRIC an additional amount of $3,500,000 from the net cash flow of the Clarkdale Slag Project after such time that we have constructed and are operating a processing plant or plants that are capable of processing approximately 2,000 tons of slag material per day at the Clarkdale Slag Project.  The acquisition agreement does not include a specific provision with respect to the periods at the end of which “net cash flow” is measured, once the production threshold has been reached.  Therefore, the timing and measurement of specific payments may be subject to dispute.  The parties intend to negotiate a clarification of this provision in good faith before the production threshold has been reached.

We have recorded a liability for the $30,000 monthly payment commitment using imputed interest based on our best estimate of future cash flows.  The effective interest rate used was 8.00%, resulting in an initial present value of $2,501,187 and imputed interest of $1,128,813.  The expected term used was ten years, which represents the maximum term the VRIC liability is payable if the Project Funding Date does not occur by the tenth anniversary of the date of the execution of the letter agreement.  Actual payments made under the letter agreement subsequent to the acquisition have been made as follows:

	Total Payments	Amount Applied to Interest	Amount Applied to Principal	Balance

2/15/07 Discounted Acquisition Liability				$2,501,187

Quarter Ended 3/31/07	$60,000	$17,942	$42,058	2,459,129
Quarter Ended 6/30/07	90,000	48,910	41,090	2,418,039
Quarter Ended 9/30/07	90,000	48,082	41,918	2,376,121
Quarter Ended 12/31/07	90,000	47,239	42,761	2,333,360

2007 Totals	330,000	162,173	167,827	2,333,360

Quarter Ended 3/31/08	90,000	46,378	43,622	2,289,738
Quarter Ended 6/30/08	90,000	45,499	44,501	2,245,237
Quarter Ended 9/30/08	90,000	44,603	45,397	2,199,840
Quarter Ended 12/31/08	90,000	43,690	46,310	2,153,530

2008 Totals	270,000	136,480	133,520	2,153,530

Quarter Ended 3/31/09	90,000	42,757	47,243	2,106,287
Quarter Ended 6/30/09	90,000	41,806	48,194	2,058,093
Quarter Ended 9/30/09	90,000	40,835	49,165	2,008,928

2009 Totals	$270,000	$125,398	$144,602	$2,008,928

Other than the total $30,000 monthly payment, which includes imputed interest as set forth in the table above, we have accounted for the payments that are dependent upon future events as contingent payments.  Upon meeting the contingency requirements described above, the purchase price of the Clarkdale Slag Project will be adjusted to reflect the additional consideration.

Transactions with Affiliate of our Chief Financial Officer

During the years ended December 31, 2008 and 2007, we utilized the accounting firm of Cupit, Milligan, Ogden & Williams, an affiliate of Melvin L. Williams, our Chief Financial Officer, to provide accounting support services.  For the year ended December 31, 2008 we incurred total fees and reimbursement of expenses to the firm of $83,213 and $120, respectively.  For the year ended December 31, 2007 we incurred total fees and reimbursement of expenses of $31,277 and $1,144, respectively.  For the nine months ended September 30, 2009 and 2008, we incurred total fees of $112,226 and $60,330, respectively.  At September 30, 2009, we had an outstanding balance due to the firm of $22,407.  These accounting support services included bookkeeping input for Clarkdale facility, assistance in preparing working papers for quarterly and annual reporting, and preparation of federal and state tax filings.  These expenses do not include any fees for Mr. Williams’ time in directly supervising the support staff.  Mr. Williams’s compensation has been provided in the form of salary.  The direct benefit to Mr. Williams of the above Cupit, Milligan fees was $35,912 for the nine months ended September 30, 2009, and $22,468 and $11,260 for the years ended December 31, 2008 and 2007, respectively.

We believe that all transactions with our affiliates have been entered into on terms no less favorable to us than could have been obtained from independent third parties.  We intend that any transactions with officers, directors and 5% or greater stockholders will be on terms no less favorable to us than could be obtained from independent third parties.

We currently only have one independent director and the existence of these continuing obligations to our affiliates may create a conflict of interest between us and all of our board members and senior executive management, and any disputes between us and such persons over the terms and conditions of these agreements that may arise in the future may raise the risk that the negotiations over such disputes may not be subject to being resolved in an arms’ length manner.  We intend to make good faith efforts to recruit additional independent persons to our board of directors.  We intend that any transactions with our affiliates will be approved by a majority of our independent, disinterested directors and will comply with the Sarbanes Oxley Act and other securities laws and regulations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership and reports of changes in ownership of our equity securities.  As of the date of this proxy statement, and based solely on our review of the copies of such reports furnished to us and written representations from the directors and executive officers, we believe that all reports needed to be filed by current Section 16 reporting persons have been filed in a timely manner for the year ended December 31, 2008, with the exception of the following:

•
Nanominerals, one of our principal stockholders and an affiliate of Ian R. McNeil and Carl S. Ager, who are our executive officers and members of our board of directors, was delinquent in: (a) the filing of a Form 3 (Initial Statement of Beneficial Ownership of Securities) relating to an event occurring prior to 2008 and which was reported on a delinquent basis on a report filed in 2008 and thereafter amended in 2009, and (b) the reporting of three transactions on Form 4 (Statement of Changes in Beneficial Ownership of Securities) relating to transactions occurring prior to 2008 and which were reported on a delinquent basis on two reports,

•	Harry B. Crockett, one of our directors, was delinquent in the reporting of four transactions in 2008 on Form 4 which were reported on a delinquent basis on two reports,

•	Martin B. Oring, one of our directors, was delinquent in the reporting of two transactions in 2008 on Form 4 which were reported on a delinquent basis on two reports,

•	Robert D. McDougal, one of our directors, was delinquent in the reporting of four transactions in 2008 on Form 4 which were reported on a delinquent basis on two reports, and

K. Ian Matheson, one of our principal stockholders, was delinquent in the reporting of fifteen transactions in 2008 on Form 4 which were reported on a delinquent basis on ten reports.

PRINCIPAL AUDITOR FEES AND SERVICES

On February 16, 2007, we dismissed our independent registered public accounting firm, Kyle L. Tingle, CPA, LLC.  On March 12, 2007, our Audit Committee appointed Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation as our independent auditors for the year ended December 31, 2007.

The following table shows the fees paid or accrued by us for the audit and other services provided by Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy Corporation for the years ended December 31, 2008 and 2007:

	2008	2007

Audit Fees	$80,436	$66,000
Audit-Related Fees	-	29,917
Tax Fees	-	-
All Other Fees	34,643	-
Total	$115,079	$95,917

The following table shows the fees paid or accrued by us for the audit and other services provided by Kyle L. Tingle, CPA, LLC for the years ended December 31, 2008 and 2007:

	2008	2007

Audit Fees	$-	-
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	3,900	-
Total	$3,900	$-

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees,” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning, and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence.  The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting.  If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

We have received no notice of any other items submitted for consideration at the Annual Meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the annual meeting.  If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

You may submit proposals, including director nominations, for consideration at future annual meetings of stockholders, as follows:

Stockholder Proposals.  For a stockholder proposal to be considered for inclusion in our proxy statement for our 2010 annual meeting of stockholders, the written proposal must be received by our Corporate Secretary at our principal executive offices no later than the close of business on July 20, 2010.  The proposal will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.  If you intend to present a proposal at our 2009 annual meeting of stockholders, but you do not intend to have it included in our 2010 proxy statement, your proposal must be delivered to our Corporate Secretary no earlier than August 17, 2010 and no later than September 16, 2010.  If the date of our 2010 annual meeting of stockholders is more than 30 calendar days before or after the one-year anniversary of the date of our Annual Meeting, your proposal must be delivered by the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which we publicly announce the date of such meeting.

A stockholder’s notice to the Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

•	the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business,

•	the class and number of shares of the Corporation which are beneficially owned by the stockholder,

•	any material interest of the stockholder in such business, and

•	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

Nominations of Director Candidates.  Stockholders may propose director candidates for consideration by the Board of Directors.  Any such recommendations should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications for Board membership, information regarding any relationships between the candidate and us within the last three years and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to our Corporate Secretary at the address of our principal executive offices.  In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders.  If you want to nominate an individual for election to our Board at the 2010 annual meeting of stockholders, your proposal must be delivered to our Corporate Secretary no earlier than the close of business on August 17, 2010 and no later than the close of business on September 16, 2010.  If the date of our 2010 annual meeting of stockholders is more than 30 calendar days before or after the one-year anniversary of the date of our Annual Meeting, your proposal must be delivered by the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by us fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which we publicly announce the date of such meeting.

Such stockholder’s notice shall set forth

(i)	as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director:

•	the name, age, business address and residence address of such person,

•	the principal occupation or employment of such person,

•	the class and number of shares of the Corporation which are beneficially owned by such person,

•
a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and

•
any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected), and

(ii)	as to such stockholder giving notice,

•	the name and address, as they appear on our books, of the stockholder proposing such business,

•	the class and number of shares which are beneficially owned by the stockholder, and

•	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent to a stockholder proposal.

NO INCORPORATION BY REFERENCE OF
CERTAIN PORTIONS OF THIS PROXY STATEMENT

Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act or the Exchange Act, as amended, that might incorporate future filings made by us under those statutes, the Audit Committee Report is not to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our stockholders.

By Order of the Board of Directors

/s/ Ian R. McNeil
Ian R. McNeil
President and Chief Executive Officer
Henderson, Nevada
November 17, 2009

APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

SEARCHLIGHT MINERALS CORP.

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned, the President of Searchlight Minerals Corp. (the Corporation) does hereby certify:

1.           That the Board of Directors of the Corporation at a meeting duly convened, held on June 11, 2008, adopted a resolution to amend and restate the articles of incorporation,

2.           That the stockholders of the Corporation at a meeting duly convened, held on __, 2009, approved a resolution to amend and restate the articles of incorporation, and

2.           That the articles of incorporation of the Corporation, as amended to date, are correctly restated in their entirety, as follows:

I

The name of this Corporation is SEARCHLIGHT MINERALS CORP.

II

The objects to be transacted, business and pursuit and nature of the business, promoted or carried on by this Corporation are and shall continue to be engaged in any lawful activity except banking or insurance.

III

The Board of Directors shall consist of one or more members.  The number of directors shall be fixed from time to time by the resolution of the Board of Directors.

IV

The Corporation is to have perpetual existence.

V

The total authorized capitalization of the Corporation shall be and is the sum of 400,000,000 shares of common stock having a par value of $0.001 per share, and 40,000,000 shares of preferred stock having a par value of $0.001 per share.  All common stock of the Corporation shall have the same rights and preferences.  All common stock shall carry full voting power and the shall be issued fully paid at such time as the Board of Directors may designate, in exchange for cash, property, or services, the stock of other corporations or other values, rights or things, and the judgment of the Board of Directors as to the value thereof shall be conclusive.

1

The preferred stock may be issued by the Corporation from time to time in one or more series and in such amounts as may be determined by the Board of Directors.  The designations, voting rights, amounts of preference upon distribution of assets, rates of dividends, premiums of redemption, conversion rights and other variations, if any, the qualifications, limitations or restrictions thereof, if any, of the preferred stock, and of each series thereof, shall be such as are fixed by the Board of Directors, authority so to do being hereby expressly granted, and as are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issue of such series of preferred stock.

VI

After the subscription price or par value has been paid in, the capital stock shall be and remain non-assessable.  The private property of the stockholders shall not be liable for the debts or liabilities of the Corporation.

VII

1.           No director or officer of the Corporation shall be individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer, provided, that the foregoing clause shall not apply to any liability of a director or officer for any act or failure to act for which the General Corporation Law of the State of Nevada proscribes this limitation and then only to the extent that this limitation is specifically proscribed.

2.           The Corporation may, to the fullest extent permitted by the General Corporation Law of the State of Nevada, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law.

3.           Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action, suit or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

IN WITNESS WHEREOF, I have set my hand this ___ day of _______, 2009.

Ian R. McNeil, President

2

APPENDIX B

SEARCHLIGHT MINERALS CORP.

2009 STOCK INCENTIVE AWARD PLAN

For Employees and Other Service Providers

Established _________________, 2009

Section 1.	Purpose.

(a)
The purpose of this 2009 Stock Incentive Award Plan (the Plan) is to enable Searchlight Minerals Corp. (the Company) and its Subsidiaries to attract, retain, motivate, and reward employees, and other service providers of the Company and its Subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and to promote the creation of long-term value for stockholders by strengthening the mutuality of interests between those employees and other service providers and the Companys stockholders.

(b)
The Plan authorizes stock-based and cash-based incentives for Participants.  Awards may be made in the form of (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock; (iv) Stock Appreciation Rights; (v) Stock Units; and (vi) any combination of the foregoing.

Section 2.              Definitions.  The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)
Award means any Option, SAR, Restricted Stock, Stock Unit, or Stock granted as a bonus or in lieu of another award, Dividend Equivalent, or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.

(b)
Award Agreement means any Option Agreement, SAR Agreement, Restricted Stock Agreement, Stock Unit Agreement, or any other agreement under which the Company (or a Subsidiary) grants an Eligible Person an Award.

(c)
Beneficiary means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participants Award upon and following a Participants death. Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(d)	Board means the Companys Board of Directors.

(e)
Cause means, unless otherwise provided by the Committee, (i) Cause as defined in any Individual Agreement to which the Participant is a party, or (ii) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or in the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participants employment or service duties, (C) willful and deliberate failure on the part of the Participant to perform the Participants employment or service duties in any material respect, or (D) prior to a Corporate Transaction, such other events as shall be determined by the Committee.  The Committee shall, unless otherwise provided in an Individual Agreement with the Participant, have the sole discretion to determine whether Cause exists, and its determination shall be final.

(f)	Code means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(g)	Committee means the committee created and appointed by the Board to administer the Plan, or if no committee is created or appointed, the Board.

(h)
Corporate Transaction means the occurrence, in a single transaction or in a series of related transactions, of any of the following: (i) any person or group of persons (as defined in Sections 13(d) and 14(d) of the Exchange Act) together with his/her/their affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Companys then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Companys assets are sold.

(i)	Covered Employee means an Eligible Person who is an employee of the Company, or a Subsidiary.

(j)	Covered Service Provider means an Eligible Person who is an independent contractor providing services to the Company.

(k)
Date of Grant means  the date on which the Committee has completed all corporate action necessary to give the Participant a legally binding right to the Award, including the setting of the number of shares of Stock subject to the Award and the exercise price.

(l)
Disability means a permanent and total disability resulting from a physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as determined by the Committee based on medical evaluation.

(m)
Dividend Equivalent means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a portion of the dividends paid with respect to a specified number of shares of Stock.

(n)
Effective Date means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2009, provided this Plan is approved by the Companys Stockholders at such meeting.

(o)	Eligible Persons means those persons who are designated by the Committee under Section 5(a) of this Plan to receive Awards.

(p)	Exchange Act means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

(q)	Fair Market Value or FMV means, as of any date, the fair market value of a share of the Companys Stock, as determined in good faith and under procedures established by the Committee as follows:

2

(i)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date;

(ii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on the Date of Grant or other determination date;

(iii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but no sale of Stock is reported for such trading day, the Fair Market Value shall be the closing price on the next preceding day on which any sale shall have been reported before the Date of the Grant or other determination date; or

(iv) if the Stock is not listed or admitted to trading on a national securities exchange, the  Fair Market Value shall be the value of the Stock as determined by the reasonable application by the Committee of a reasonable valuation method in conformance with the requirements of Treasury Regulations Sections 1.422-2(e)(20(iii) and 1.409A-1(b)(5)(iv)(B).

(r)	Incentive Stock Option or ISO means any Option intended to be, designated as, and that otherwise qualifies as an Incentive Stock Option within the meaning of Code Section 422.

(s)	Individual Agreement means an employment or similar agreement between a Participant and the Company or one of its Subsidiaries.

(t)	Non-Employee Director has the meaning set forth under Section 16 of the Exchange Act.

(u)	Nonstatutory Stock Option means any Option that is not an Incentive Stock Option.

(v)	Option means a right to purchase Stock granted under Section 6(b) of the Plan.

(w)	Outside Director has the meaning set forth in Code Section 162(m).

(x)	Other Stock-Based Awards means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(y)	Participant means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(z)	Plan means the Searchlight Minerals Corp. 2008 Stock Incentive Award Plan.

(aa)	Restricted Stock means Stock granted under this Plan, which is subject to certain restrictions and to a risk of forfeiture.

(bb)	Section 16 Participant means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

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(cc)
Stock means shares of the Companys stock which is common stock for purposes for purposes of Section 305 of the Code and the implementing regulations, with $0.001 par value per share, and any other equity securities of the Company that may be substituted or resubstituted for such Stock.  In all cases under this plan, Stock shall constitute service recipient stock within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iii).

(dd)	Stock Appreciation Rights or SARs means a right granted to a Participant under Section 6(c) of the Plan.

(ee)
Stock Units means a right granted under this Plan to receive Stock or other Awards or a combination thereof at the end of a specified period.  Stock Units subject to a risk of forfeiture may be designated as Restricted Stock Units.

(ff)
Subsidiary means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

(gg)
Ten Percent or More Stockholder  means an Eligible Person who owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than 10% of the combined voting power of all classes of Stock of the Company or any parent or subsidiary corporation.

Section 3.	Administration.

(a)
Authority of the Committee.  The Plan shall be administered by the Committee.  Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its stockholders, Subsidiaries, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. The Committee shall consider such factors as it deems relevant to making such decisions, determinations, and interpretations. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision or action is arbitrary or capricious or was unlawful.

(b)
Composition of the Committee.  The Committee shall consist of not less than three directors, all of whom shall be Outside Directors and Non-Employee Directors.  Those Directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board.  The function of the Committee specified in the Plan shall be exercised by the entire Board if, and to the extent that, no Committee exists that has the authority to so administer the Plan.

(c)
Manner of Exercise of Committee Authority. The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan.  The Committees powers and authorities include, without limitation, the following: (i) the sole ability to determine: eligibility criteria for Awards; (ii) to select the Eligible Persons to whom Awards may from time to time be granted; (iii) to determine the time or times at which Awards shall be granted; (iv)  to determine the number of shares of Stock to be covered by each Award; (v)  to determine and modify from time to time the specific terms and conditions , including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and  to approve the form of written instruments evidencing the Awards; (vi) to determine the vesting and exercisability of any Award and to accelerate at any time the vesting or exercisability of all or any portion of any Award; (vii) subject to the provisions of this Plan, to extend at any time the period in which Stock Options may be exercised; (viii) to determine the exercise or purchase price of such shares of Stock; (ix) to determine if and when Awards are forfeited or expire under their terms; (x) to interpret and construe the Plan provisions; any amendments, and any rules and regulations relating to the Plan; (xi) to make exceptions to any Plan provisions in good faith and for the benefit of the Company; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

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(d)
Delegation of Authority. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or any Subsidiary, affiliate or Section 16 Participants.

(e)
Committee Vacancies. The Board shall fill all vacancies in the Committee.  The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others.  One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such times and places as it shall deem advisable.  All determinations of the Committee shall be made by not less than a majority of its members either present in-person or participating by a telephone conference at a meeting or by written consent.  The Committee shall keep minutes of its meetings.  The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board.  The secretary shall not need to be a member of the Committee or a member of the Board.

(f)
Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a Subsidiary, the Companys independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Section 4.	Stock Subject to Plan.

(a)
Overall Number of Shares Available.  Subject to adjustment as provided under Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 3,250,000 shares.  Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

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(b)
Accounting Procedures. The Committee may adopt reasonable accounting procedures to ensure an appropriate accounting of Stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments in accordance with this Section 4(b).  Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture.  Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan.  The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan.  In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or affiliate or with which the Company or a Subsidiary or affiliate combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan. The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

(c)
Individual Annual Award Limits. No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 500,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

Section 5.	Eligibility.

(a)
Eligibility. Grants of Awards may be made from time to time to those officers, employees and Service Providers of the Company or any Subsidiary who are designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (Eligible Persons).  However, Options intended to qualify as ISOs shall be granted only to Eligible Persons while actually employed by the Company or a Subsidiary.  The Committee may grant more than one Award to the same Eligible Person. Awards may be made to members of the Committee and must be approved and granted by a majority of the disinterested members of the Board.

(b)
Substitutions/Acquisitions. Holders of awards granted by a company or business acquired by the Company or a Subsidiary, or with which the Company or a Subsidiary combines, may be eligible for substitute Awards under this Plan that will be granted in assumption of or in substitution for such outstanding awards in connection with such acquisition or combination transaction; provided that such awards satisfy the requirements of Treasury Regulations Section 1.409A-1(b)(5)(v)(D).  In such cases, holders of the assumed or substituted awards will become Participants in the Plan; provided, however, that such assumption or substitution in no way causes an Award under this Plan to become subject to the terms and conditions of Code Section 409A.

(c)
Participation.  An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee.  A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid.  Participants who are on military leaves of absence, sick leaves, and any other bona fide leaves of absence are not considered to be separated from service and shall be deemed employed so long as the leave does not extend beyond three (3) months or, if longer, the individual retains reemployment rights under an applicable statute or by contract.

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Section 6.	Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards.  All Awards granted under the Plan, including Awards of any Stock Units shall be evidenced by an Award Agreement..  Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6.  Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms relating to the forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided that the exercise of such discretion shall in no event cause an Award to become subject to the terms and conditions of Code Section 409A, unless otherwise agreed upon between the Company (or Subsidiary) and the Eligible Person.  The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Nevada Revised Statutes, and may otherwise require payment of consideration for an Award except as limited by the Plan and as otherwise required by applicable law.

If it is determined by the Committee prior to the grant of any Award that such Award would be subject to Code Section 409A, the Award Agreement shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, this Plan and the Award Agreements shall be interpreted in accordance with Code Section 409A and its implementing regulations.

In the event the Committee determines after the Date of Grant that any Award granted hereunder may be subject to Code Section 409A, the Committee may adopt such amendments to the Plan  and/or applicable Award Agreement or adopt other policies and procedures (including those with retroactive effect) or take any other actions that the Committee  determines are necessary and appropriate to (i) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Code Section 409A.

(b)
Option Awards. Options granted under the Plan shall be evidenced by an agreement (Option Agreement).  Options that are awarded may be of one of two types which shall be indicated on the face of the Option Agreement: (i) ISOs or (ii) Nonstatutory Stock Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Option Term; Time and Method of Exercise.  The Committee shall determine the term of each Option; provided that in no event shall the term of any Option exceed a period of 10 years from the Date of Grant (or with respect to an ISO, 5 years from the Date of Grant in the case of a Participant who at the Date of Grant is a Ten Percent or More Stockholder).  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any Subsidiary, or other property, and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants. The Committee shall have the right, at any time after the Date of Grant, to reduce or eliminate any restrictions on the Participants right to exercise all or part of the Stock Option, except that no Stock Option shall first become exercisable within one year from the Date of Grant.

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(ii)
Exercise Price.  The option price per share of Stock purchasable under a Nonstatutory Stock Option or an Incentive Stock Option shall be determined by the Committee at or immediately prior to the Date of Grant, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant (or, with respect to an Incentive Stock Option, and a Participant who at the Date of Grant is a Ten Percent or More Stockholder, 110% of the Fair Market Value of the Stock at the Date of Grant).  Prior to the Date of Grant, the Committee shall specify the method by and date on which the Fair Market Value of the Option will be determined; said date shall be specified on the Option Agreement.

(iii)
Non-Transferability of Options.  No Option shall be transferable by any Participant other than by will or by the laws of descent and distribution, except that, if so provided in the Option Agreement, the Participant may transfer the Option, other than an ISO, (i) pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended); or (ii) during the Participants lifetime to one or more members of the Participants family, to one or more trusts for the benefit of one or more of the Participants family, or to a partnership or partnerships of members of the Participants family, or to a charitable organization as defined in Code Section 501(c)(3), provided that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option.  The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

(iv)	Disposition upon Termination of Employment.

(A)
Termination by Death.  Subject to Sections 6(b)(i) and 6(b)(v), if any Participants employment (or service) with the Company or any Subsidiary terminates by reason of death, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participants employment (or service) is due to death, then any Option held by that Participant may thereafter be exercised for a period of two years (or with respect to an ISO, for a period of 18 months or such other lesser period as the Committee may specify at or after grant) from the date of death.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited if not exercised within two years (or 18 months with respect to ISOs or such lesser period as the Committee may specify).

(B)
Termination by Reason of Disability.  Subject to Sections 6(b)(i) and 6(b)(v), if a Participants employment (or service) with the Company or any Subsidiary terminates by reason of Disability, any Option held by that Participant shall become immediately and automatically vested and exercisable.  If termination of a Participants employment (or service) is due to Disability, then any Option held by that Participant may thereafter be exercised by the Participant or by the Participants duly authorized legal representative if the Participant is unable to exercise the Option as a result of the Participants Disability, for a period of two years (or with respect to an ISO, for a period of one year or such other lesser period as the Committee may specify at or after grant) from the date of such termination of employment. If the Participant dies within that two-year period (or with respect to an ISO, for a period of one year or such other lesser period as the Committee may specify at or after grant), any unexercised Option held by that Participant shall thereafter be exercisable by the estate of the Participant (acting through its fiduciary) for the duration of the two-year period ( or the one year period in the case of an ISO or such lesser period as the Committee may specify) from the date of termination of employment.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited if not exercised within two years (or one year with respect to ISOs or such lesser period as the Committee may specify).

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(C)
Termination for Cause.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participants employment (or service) with the Company or any Subsidiary terminates for Cause, any unvested Options will be forfeited and terminated immediately upon termination and any vested Options held by that Participant shall terminate 30 days after the date employment (or service) terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period of such Option.  The balance of the Option shall be forfeited.

(D)
Other Termination/Retirement.  Unless otherwise determined by the Committee at or after the time of granting any Option, if a Participant retires from employment with the Company (or a Subsidiary) or a Participants employment (or service) with the Company (or a Subsidiary) terminates for any reason other than death, Disability, or for Cause, all vested ISOs held by that Participant shall terminate three months after the date employment (or service) terminates, and all vested Nonstatutory Stock Options held by that Participant shall terminate one year after the date employment (or service) terminates.  Notwithstanding the foregoing, in no event will any Option be exercisable after the expiration of the option period (which shall be established in the Option Agreement) of such Option.  The balance of the Option shall be forfeited.

(E)
Leave of Absence.  In the event a Participant is granted a military leave of absence, a sick leave, or any other bona fide leave of absence by the Company or any Subsidiary, the Participants employment with the Company or such Subsidiary will not be considered terminated, and the Participant shall be deemed an employee of the Company or such Subsidiary during such leave of absence or any extension thereof granted by the Company or such Subsidiary.  Notwithstanding the foregoing, in the case of an ISO, a leave of absence of more than three months will be viewed as a termination of employment unless continued employment is guaranteed by contract or statute. If the period of such leave exceeds three months and the Participants right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such three-month period.

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(v)
Incentive Stock Options.  Notwithstanding Sections 6(b)(iii) and 6(b)(iv), an ISO shall be exercisable by (A) a Participants authorized legal representative (if the Participant is unable to exercise the ISO as a result of the Participants Disability) only if, and to the extent, permitted by Section 422 of the Code and (B) by the Participants estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the ISO was granted (in addition to any other restrictions or limitations that may apply).  Notwithstanding anything to the contrary herein, to the extent required for ISO treatment under Code Section 422, the aggregate Fair Market Value as of the Date of Grant under this Plan and any other plan of the Company (or its parent or subsidiary corporations) for the first  time by an Eligible Person during any calendar year shall not exceed $ 100,000.  If and to the extent that any Stocks are issued under a portion of the Stock Option that exceeds the $100,000 limitation under Code Section 422, such Stocks shall not be treated as issued under an ISO notwithstanding any designation otherwise. If an Award Agreement specifies that that a Stock Option is intended to be treated as an ISO, the Stock Option shall to the greatest extent possible comply with the requirements of Code Section 422 and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Stock Option is or will be determined to qualify as an ISO.  Certain decisions, amendments, interpretations by the Committee may cause a Stock Option to cease to qualify as an ISO and, to the extent known beforehand and possible, the Committee shall seek the consent of the affected Participant.

(c)
Stock Appreciation Rights.  SARs granted under the Plan shall be evidenced by an agreement (SAR Agreement).  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)
Right to Payment.  A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.  The grant price of each SAR shall be not less than the Fair Market Value of a share of Stock on the Date of Grant of such SAR.

(ii)
Other Terms.  The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the Date of Grant.  The Committee shall determine at the Date of Grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be free-standing or in tandem or combination with any other Award.  The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d)
Restricted Stock. Restricted Stock granted under the Plan shall be evidenced by an agreement (Restricted Stock Agreement).  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth in the applicable Restricted Stock Agreement, or thereafter.  Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

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(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii)
Certificates for Stock.  Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine.  Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock.  The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock. The distribution of Stock upon the lapse of restrictions shall be made to the Participant on or before the period ending on the later of: (i) the 15th day of the third month following the end of the Participants first taxable year in which the right to payment is no longer subject to restrictions; or (ii) the 15th day of the third month following the end of the Companys first taxable year in which the right to payment is no longer subject to restrictions.

(iv)
Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)
Stock Units.  Stock Units granted under the Plan, whether or not subject to restrictions, shall be evidenced by an agreement (Stock Unit Agreement).  The Committee is authorized to grant Stock Units to Participants, subject to the following terms and conditions:

(i)
Award and Restrictions.  Issuance of Stock will occur upon expiration of the holding period, if any, specified for the Stock Units by the Committee.  In addition, Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the holding period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the Date of Grant or thereafter.  Stock Units may be settled by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the Date of Grant or thereafter.

(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Stock Units), all Stock Units that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units will lapse in whole or in part, including in the event of terminations resulting from specified causes. Stock Units subject to a risk of forfeiture shall be designated as Restricted Stock Units unless otherwise determined by the Committee.

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(iii)
Dividend Equivalents.  Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock underlying Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Stock Units, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine; provided, however, that the Committee may provide that no Dividend Equivalents will be paid on a given Award of Stock Units.

(f)
Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant to Participants Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a Subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee; provided, that such grants shall not be in lieu of prior promises to pay deferrals of compensation so that any Award under this Plan that would not otherwise be subject to Code Section 409A does not become subject to Code Section 409A due to a grant in lieu of other obligation of the Company or a Subsidiary; provided further, that any distributions of such Stock as a bonus shall be made to the Participant on or before the later of: (i) the 15th day of the third month following the end of the Participants first taxable year in which the Participant earned the Bonus; or (ii) the 15th day of the third month following the end of the Companys first taxable year in which the Participant earned the bonus.

(g)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units.  The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

Section 7.               Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary or affiliate, or any business entity to be acquired by the Company or a Subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any Subsidiary or affiliate.  Awards granted in addition to or in tandem with other Awards may be granted either as of the same time as or a different time from the grant of such other Awards.  Subject to the Plans terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a modification, extension, substitution or assumption of a Stock right, as determined under Treasury Regulation Section 1.409A-1(b)(5)(v) that would cause such Stock rights to be considered the grant of a new Stock right which is subject to the terms and conditions of Code Section 409A.  Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to cause an Award to become subject to the terms and conditions of Code Section 409A under this Section 7(a).

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(b)
Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)
Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  Other provisions of the Plan notwithstanding, the Award Agreement evidencing any 409A Award (which for this purpose means only such an Award held by a Participant which is subject to the terms and conditions of Code Section 409A) shall incorporate the terms and conditions necessary to avoid the consequences specified in Code Section 409A(a)(1). Any terms or conditions inconsistent with the requirements of Code Section 409A and its implementing regulations shall be automatically modified and limited (even retroactively) to the extent necessary to conform said Award with Code Section 409A.   Notwithstanding anything to the contrary herein, the Company shall not be liable for any unintended adverse tax consequences which may be imposed on the Participant due to receipt, exercise or settlement of any Stock Option or other Award granted hereunder, including the taxes and penalties of Code Section 409A.

Section 8.               Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed. Upon the occurrence of a Corporate Transaction in which outstanding Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards are not being assumed or continued:

(i)
All outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and Share Appreciation Rights outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

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(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, Stock Units, and/or Share Appreciation Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or Share Appreciation Rights, equal to the product of the number of shares of Stock subject to the Option or Share Appreciation Right (the Award Shares) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or Share Appreciation Right Exercise Price applicable to such Award Shares.

(iii)
With respect to the Companys establishment of an exercise window, (i) any exercise of an Option or Share Appreciation Right during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and Share Appreciation Rights shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options and Share Appreciation Rights not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed. The Plan, Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Share Appreciation Rights, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices in accordance with the provisions of Sections 5(b) and 10(c) and Treasury Regulation Section.1.409A-1(b)(5)(v)(D).

Section 9.               Additional Award Forfeiture Provisions.

The Committee may condition a Participants right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company and its Subsidiaries and affiliates from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its Subsidiaries and affiliates and the officers and directors of the Company and its Subsidiaries and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company.  Accordingly, an Award Agreement may include terms providing for a clawback or forfeiture from the Participant of the profit or gain realized by a Participant in connection with an Award, including cash or other proceeds received upon sale of Stock acquired in connection with an Award.

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Section 10.             General Provisions.

(a)	Compliance with Legal and Other Requirements.

(i)
The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.  The foregoing notwithstanding, in connection with the occurrence of a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(ii)
If the Participant is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this Option shall not be effective until such person complies with the reporting requirement of Section 16(a).

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable other than by will or by the laws of descent, and Options may be exercised as provided for under Section 6(b).  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant (except in the case of an Option which is governed by Section 6(b)) shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.  Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Section.

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(c)
Effect of Certain Changes.  In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, the Committee shall make appropriate or proportionate substitution or adjustment in: (i) the aggregate number of Stock reserved for issuance under the Plan, (ii) the number and kind of shares of Stock or other securities subject to any then outstanding Awards issued under the Plan; (iii) the price of the shares of Stock subject to outstanding Stock Options granted under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable; and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and any other outstanding Awards granted under the Plan. Notwithstanding the foregoing, any substitution or adjustment by the Committee shall comply with Treasury Regulations Sections 1.409A-1(b)(5)(v)(D) and 1.424-1(a) (except 1.424-1(a)(2)) which will be deemed to be satisfied if the ratio of the exercise price to the Fair Market Value of the shares subject to the Awards immediately after the substitution or adjustment is not greater than the ratio of the exercise price to the Fair  Market Value of the shares subject to the Stock right immediately before the substitution or adjustment. The Committees substitution or adjustment shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan as a result of any such substitution or adjustment; but the Committee may, in its sole discretion, authorize a cash payment to be made to the Participant in lieu of fractional shares.

(d)	Tax Provisions.

(i)
Withholding.  The Committee shall so require, as a condition of exercise, each Participant to agree that:  (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Participant.  For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred.  The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

(ii)
Required Consent to and Notification of Code Section 83(b) Election.  No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii)
Requirement of Notification upon Disqualifying Disposition under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

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(iv)
Contest of Tax Rulings.  The Company shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

(e)
Changes to the Plan.  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that the Company shall submit for the approval of a majority of the stockholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of the stockholders, any amendment that would:  (i) materially increase the benefits accruing to Participants under the Plan, (ii) increase the number of shares of Stock as to which Awards may be granted under the Plan, (iii) extend the term of the Plan,  (iv) materially modify the requirements as to eligibility for participation in the Plan, (v) expand the types of Awards provided under the Plan, or (vi) be otherwise required by applicable laws, regulations or rules. Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval.  In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participants written consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment is adequately compensated.

(f)
Unfunded Status of Awards, Creation of Rabbi Trusts. The Plan is intended to constitute an unfunded plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of rabbi trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Companys obligations under the Plan. Such trusts or other arrangements shall be consistent with the unfunded status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards that do not qualify under Code Section 162(m) or to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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(i)
Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(j)
Limitation on Rights Conferred Under The Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a Subsidiary or affiliate to terminate any Eligible Persons or Participants employment or service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.  Any Award shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary or affiliate and shall not affect any benefits under any other benefit plan under which the availability or amount of benefits is related to the level of compensation (unless required by any such other plan or arrangement with specific reference to Awards under this Plan).

(k)
Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Company or of any Subsidiary, or by any stockholder of the Company or of any Subsidiary against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company or any Subsidiary will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such stockholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

(l)
Assumption.  The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan.  Such successor Company shall not be otherwise obligated to assume this Plan.

(m)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.  The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.  No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or agreement or other document relating thereto.

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(n)
Plan Effective Date.  The Plan will become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders, provided that the total vote cast on the proposal represents over fifty percent (50%) in interest of all securities entitled to vote on the proposal.  The date of such stockholder approval will be the Effective Date.  Unless earlier terminated by action of the Board, the authority of the Committee to make grants under the Plan will terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan and the Plan will remain in effect until such time as the Company has no further rights or obligations with respect to outstanding Awards or otherwise under the Plan.

(o)	Adoption.

(i)           This Plan was approved by the Board of Directors of the Company at a meeting on ____________, 2009.

(ii)          This Plan was approved by the stockholders of the Company at a meeting on _______________, 2009.

SEARCHLIGHT MINERALS CORP.

By:

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APPENDIX C

SEARCHLIGHT MINERALS CORP.

2009 EQUITY INCENTIVE PLAN FOR DIRECTORS

Established _________________, 2009

Section 1.	Purpose.

(a)
The purpose of this Searchlight Minerals Corp. 2009 Equity Incentive Plan for Directors (the Plan) is to assist Searchlight Minerals Corp. (the Company) in attracting and retaining qualified individuals to its Board of Directors.  The Plan provides for equity ownership opportunities to Directors in order to encourage and enable them to participate in the Companys future prosperity and growth and to better match the interests of such Directors and the Companys stockholders.

(b)
The Plan authorizes stock-based and cash-based incentives for Participants.  Awards may be made in the form of (i) Nonqualified Stock Options; (ii) Restricted Stock; (iii) Stock Units; and (iv) any combination of the foregoing.

Section 2.             Definitions.  The following terms have the respective meanings, in addition to the capitalized terms defined in Section 1 hereof or as otherwise defined throughout this document:

(a)
Award means any Option, Restricted Stock, Stock Unit, or Stock granted in lieu of another award or Other Stock-Based Award, together with any related right or interest, granted to a Participant under the Plan.

(b)	Award Agreement means any Option Agreement, Restricted Stock Agreement, Stock Unit Agreement, or any other agreement under which the Company grants an Eligible Person an Award.

(c)
Beneficiary means the person(s) or trust(s) designated as being entitled to receive the benefits under a Participants Award upon and following a Participants death.  Unless otherwise determined by the Committee, a Participant may designate one or more persons or one or more trusts as his or her Beneficiary.

(d)	Board means the Companys Board of Directors.

(e)	Code means the Internal Revenue Code of 1986, as amended from time to time, any successor thereto, and including any regulations promulgated thereunder.

(f)	Committee means the committee created and appointed by the Board to administer the Plan, or if no committee is created or appointed, the Board.

(g)
Corporate Transaction means the occurrence, in a single transaction or in a series of related transactions, of any of the following:  (i) any person or group of persons (as defined in Sections 13(d) and 14(d) of the Exchange Act) together with his/her/their affiliates, excluding employee benefit plans of the Company, is or becomes, directly or indirectly, the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of securities of the Company representing 50% or more of the combined voting power of the Companys then outstanding securities; or (ii) a merger or consolidation of the Company with any other corporation or entity is consummated regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or its parent) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iii) the Company is completely liquidated or all or substantially all of the Companys assets are sold.

(h)
Date of Grant means the date on which the Committee has completed all corporate action necessary to give the Participant a legally binding right to the Award, including the setting of the number of shares of Stock subject to the Award and the exercise price.

(i)	Director means an individual who provides services to the Company as a member of its Board of Directors whether or not as an employee.

(j)
Dividend Equivalent means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a portion of the dividends paid with respect to a specified number of shares of Stock.

(k)	Eligible Persons means those persons who are designated by the Committee under Section 5(a) of this Plan to receive Awards.

(l)	Exchange Act means the Securities Exchange Act of 1934, as amended, and shall include any successor thereto.

(m)	Fair Market Value or FMV means, as of any date, the fair market value of a share of the Companys Stock as determined in good faith and under procedures established by the Committee as follows:

(i) if on the Date of Grant or other determination date the Stock is listed on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the Committee shall determine the appropriate exchange or market) on the Date of Grant or such other determination date;

(ii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but there is ,no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on the Date of Grant or other determination date;

(iii)  if on the Date of Grant or other determination date the Stock is listed on an established securities market, but no sale of Stock is reported for such trading day, the Fair Market Value shall be the closing price on the next preceding day on which any sale shall have been reported before the Date of Grant or other determination date; or

(iv)  if the Stock is not listed or admitted to trading on a national securities exchange, the  Fair Market Value shall be the value of the Stock as determined by reasonable application by the Committee of a reasonable valuation method in conformance with the requirements of Treasury Regulations Section 1.409A-1(b)(5)(iv)(B).

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(n)
Incentive Stock Option or ISO means any Option intended to be, designated as, and that otherwise qualifies as an Incentive Stock Option within the meaning of Code Section 422.  Incentive Stock Options are not granted under this Plan.

(o)	Nonqualified Stock Option means any Option that is not an Incentive Stock Option.

(p)	Option means a right to purchase Stock granted under Section 6(b) of the Plan. All Options shall be Nonqualified Stock Options.

(q)	Other Stock-Based Awards means Awards granted to a Participant that are valued, in whole or in part, by reference to, or otherwise based on, shares of Stock.

(r)	Participant means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

(s)	Restricted Stock means Stock granted under this Plan, which is subject to certain restrictions and to a risk of forfeiture.

(t)	Section 16 Participant means a Participant under the Plan who is subject to Section 16 of the Exchange Act.

(u)
Stock means shares of the Companys stock which is common stock for purposes for purposes of Section 305 of the Code and the implementing regulations, with $0.001 par value per share, and any other equity securities of the Company that may be substituted or resubstituted for such Stock.  In all cases under this plan, Stock shall constitute service recipient stock within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iii).

(v)
Stock Units means a right granted under this Plan to receive Stock or other Awards or a combination thereof at the end of a specified period.  Stock Units subject to a risk of forfeiture may be designated as Restricted Stock Units.

Section 3.	Administration.

(a)
Authority of the Committee.  The Plan shall be administered by the Committee.  Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its stockholders, all Participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. The Committee shall consider such factors as it deems relevant to making such decisions, determinations, and interpretations. A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision or action is arbitrary or capricious or was unlawful.

(b)
Composition of the Committee.  The Committee shall consist of not less than three directors.  Those Directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board.  The function of the Committee specified in the Plan shall be exercised by the entire Board if, and to the extent, that no Committee exists that has the authority to so administer the Plan.

3

(c)
Manner of Exercise of Committee Authority.  The Committee shall have the full power and authority to interpret and administer the Plan in its sole discretion, including exercising all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan. The Committees powers and authorities include, without limitation, the following: (i) the sole ability to determine eligibility criteria for Awards; (ii) to select the Eligible Persons to whom Awards may from time to time be granted; (iii) to determine the time or times at which Awards shall be granted; (iv) to determine the number of shares of Stock to be covered by each Award; (v) to determine and modify from time to time the specific terms and conditions, including restrictions not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards; (vi) to determine the vesting and exercisability of any Award and to accelerate at any time the vesting or exercisability of all or any portion of any Award; (vii) subject to the provisions of this Plan, to extend at any time the period in which Stock Options may be exercised; (viii) to determine the exercise or purchase price of such shares of Stock; (ix) to determine if and when Awards are forfeited or expire under their terms; (x) to interpret and construe the Plan provisions; any amendments, and any rules and regulations relating to the Plan; (xi) to make exceptions to any Plan provisions in good faith and for the benefit of the Company; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(d)
Delegation of Authority.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; provided, that such delegation may not include the selection or grant of Awards to Participants or Eligible Persons who are executive officers of the Company or Section 16 Participants.

(e)
Committee Vacancies.  The Board shall fill all vacancies in the Committee.  The Board may from time to time appoint additional members to the Committee and may at any time remove one or more Committee members and substitute others.  One member of the Committee shall be selected by the Board as chairman.  The Committee shall hold its meetings at such times and places as it shall deem advisable.  All determinations of the Committee shall be made by not less than a majority of its members either present in-person or participating by a telephone conference at a meeting or by written consent.  The Committee shall keep minutes of its meetings.  The Committee may appoint a secretary to keep such minutes and may make such rules and regulations for the conduct of its business as it shall deem advisable, but in accordance with the written charter prepared by the Board and which may be amended from time to time by the Board.  The secretary shall not need to be a member of the Committee or a member of the Board.

(f)
Limitation of Liability.  The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company, the Companys independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

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Section 4.	Stock Subject To Plan.

(a)
Overall Number of Shares Available.  Subject to adjustment as provided under Section 10(c), the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 750,000 shares.  Any shares of Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

(b)
Accounting Procedures.  The Committee may adopt reasonable accounting procedures to ensure an appropriate accounting of Stock subject to the Plan, avoid double counting (as, for example, in the case of tandem or substitute Awards) and make adjustments in accordance with this Section 4(b).  Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a risk of forfeiture.  Accordingly, (i) to the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the Award, or otherwise terminated without delivery of Stock to the Participant, the Stock retained by or returned to the Company will not be deemed to have been delivered under the Plan; and (ii) Stock that is withheld from such Award or separately surrendered by the Participant in payment of the exercise price or taxes relating to such Award shall be deemed to constitute Stock not delivered and will be available under the Plan.  The Committee may determine that Awards may be outstanding that relate to more Stock than the aggregate shares of Stock remaining available under the Plan so long as Awards will not in fact result in delivery and vesting of shares of Stock in excess of the number then available under the Plan.  In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or with which the Company combines, shares delivered or deliverable in connection with such assumed or substitute Award shall not be counted against the number of shares of Stock reserved under the Plan. The authorized number of reserved and available shares may be increased from time to time by approval of the Board and, if such approval is required, by the stockholders of the Company.

(c)
Individual Annual Award Limits.  No Participant may be granted Options or other Awards under the Plan with respect to an aggregate of more than 200,000 shares of Stock (subject to adjustment as otherwise may be provided for throughout this Plan) during any calendar year.

Section 5.	Eligibility.

(a)
Eligibility.  Grants of Awards may be made from time to time only to those  Directors designated by the Committee in its sole and exclusive discretion as eligible to receive such Awards (Eligible Persons).  The Committee may grant more than one Award to the same Eligible Person.  Awards may be made to members of the Committee and must be approved and granted by a majority of the disinterested members of the Board.

(b)
Participation.  An Eligible Person shall become a Participant in the Plan and shall perfect his or her Award only after he or she has completed the applicable Award Agreement in a manner that is satisfactory to the Committee and has delivered said Award Agreement to the Committee.  A Participant shall continue his or her participation in the Plan, even if no longer an Eligible Person, until any and all of his or her interests that are held under the Plan expire or are paid.

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Section 6.	Specific Terms of Awards Granted Under the Plan.

(a)
General Terms of All Awards.  All Awards granted under the Plan, including Awards of any Stock Units, shall be evidenced by an Award Agreement.  Award Agreements may provide for grants of Awards on the specific terms and conditions set forth in this Section 6.  Alternatively, the Committee may impose on any individual Award, as specified in the individual Award Agreement, such additional terms and conditions, not inconsistent with the provisions of the Plan, or applicable law, as the Committee shall determine, including terms requiring forfeiture of Awards and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan and the terms of the Award Agreement; provided, that the exercise of such discretion shall in no event cause an Award to become subject to the terms and conditions of Code Section 409A, unless otherwise agreed upon between the Company and the Eligible Person.  The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Nevada Revised Statutes, and may otherwise require payment of consideration for an Award except as limited by the Plan and as otherwise required by applicable law.

If it is determined by the Committee prior to the grant of any Award that such Award would be subject to Code Section 409A, the Award Agreement shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, this Plan and the Award Agreements shall be interpreted in accordance with Code Section 409A and its implementing regulations.

In the event the Committee determines after the Date of Grant that any Award granted hereunder may be subject to Code Section 409A, the Committee may adopt such amendments to the Plan and/or applicable Award Agreement or adopt other policies and procedures (including those with retroactive effect) or take any other actions that the Committee determines are necessary and appropriate to (i) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Code Section 409A.

(b)
Option Awards.  Options granted under the Plan shall be evidenced by an agreement (Option Agreement).  Only Nonqualified Stock Options may be awarded to Participants, which may be granted on the following terms and conditions:

(i)
Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards, and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options.

(ii)	Option Term. Each Option shall be exercisable for ten years from the Date of Grant or such lesser period, as specified in the Option Agreement.

(iii)
Exercise Price.  The option price per share of Stock purchasable under an Option shall be determined by the Committee, shall be set forth on the applicable Option Agreement, and shall be not less than 100% of the Fair Market Value of the Stock at the Date of Grant.  Prior to the Date of Grant, the Committee shall specify the method by and date on which the Fair Market Value of the Option will be determined.

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(iv)
Non-Transferability of Options.  No Option shall be transferable by any Participant other than with prior approval by the Committee.  Any attempted transfer without Committee approval shall be null and void.  Unless Committee approval of the transfer shall have been obtained, all Options shall be exercisable during the Participants lifetime only by the Participant or the Participants legal representative.  Without limiting the generality of the foregoing, the Committee may, in the manner established by the Committee, provide for the irrevocable transfer, without payment of consideration, of any Option by a Participant to a member of the Participants family or to a family entity.  In such case, the Option shall be exercisable only by such transferee. For purposes of this provision:  (a) a Participants family shall include the Participants child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including through adoptive relationships, and any person sharing the Participants household (other than a tenant or employee); and (b) a family entity shall include a trust in which the foregoing persons have more than fifty percent of the beneficial interest, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which the foregoing persons (or the Participant) own more than fifty percent of the voting interests. Neither a transfer under a domestic relations order in settlement of marital property rights nor a transfer to an entity in which more than fifty percent of the voting interests are owned by family members (or the Participant) in exchange for an interest in that entity shall be considered to be a transfer for consideration.

(v)
Forfeiture Of Unvested Options Upon Termination of Service on the Board.  Except as otherwise provided in Section 6(b)(vi), if a Participant ceases to be a member of the Companys Board of Directors for any reason other than death, then all unvested Options  shall be forfeited on the date the Participant ceases to be a member of the Board. All vested Options may thereafter be exercised by any transferee of the Participant, if applicable, or by the legal representative of the estate or by the legatee of the Participant under the will of the Participant for a period of one year following the Participants death.

(vi)
Termination of Service by Reason of Death.  If the Participant ceases to be a member of the Companys Board of Directors by reason of death, any unvested portion of the Option shall vest, and all Options shall become exercisable in full from and after such death.  All Options may thereafter be exercised by any transferee of the Participant, if applicable, or by the legal representative of the estate or by the legatee of Participant under the will of the Participant for a period of one year following the Participants death.

(c)
Restricted Stock.  Restricted Stock granted under the Plan shall be evidenced by an  agreement (Restricted Stock Agreement).  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

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(i)
Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise and under such other circumstances as the Committee may determine at the Date of Grant, and which shall be set forth in the applicable Restricted Stock Agreement, or thereafter.  Except to the extent restricted under the terms of the Plan and any Restricted Stock Agreement, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon; provided, however, that the Committee may require mandatory reinvestment of dividends in additional Restricted Stock, may provide that no dividends will be paid on Restricted Stock or retained by the Participant, or may impose other restrictions on the rights attached to Restricted Stock.

(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon termination of directorship  during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of a termination of directorship resulting from specified causes.

(iii)
Certificates for Stock.  Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee shall determine.  Certificates representing Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award of such Restricted Stock.  The Company shall retain physical possession of the stock certificates until the time that the restrictions thereon have lapsed, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Stock covered by such Restricted Stock. The distribution of Stock upon the lapse of restrictions  shall be made to the  Participant on or before the period ending on the later of : (i) the 15th day of the third month following the end of the Participants first taxable year in which the right to payment is no longer subject to restrictions; or (ii) the 15th day of the third month following the end of the Companys first taxable year in which the right to payment is no longer subject to restrictions.

(iv)
Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(d)
Stock Units.  Stock Units granted under the Plan, whether or not subject to restrictions, shall be evidenced by an agreement (Stock Unit Agreement).  The Committee is authorized to grant Stock Units to Participants, subject to the following terms and conditions:

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(i)
Award and Restrictions.  Issuance of Stock will occur upon expiration of the holding period, if any, specified for the Stock Units by the Committee.  In addition, Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the holding period or at earlier specified times, separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the Date of Grant or thereafter.  Stock Units may be settled by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the Date of Grant or thereafter.

(ii)
Forfeiture.  Except as otherwise determined by the Committee, upon a Participants termination of directorship during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Stock Units), all Stock Units that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units will lapse in whole or in part, including in the event of a termination of directorship resulting from specified causes. Stock Units subject to a risk of forfeiture shall be designated as Restricted Stock Units unless otherwise determined by the Committee.

(iii)
Dividend Equivalents.  Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock underlying Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Stock Units, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine; provided, however, that the Committee may provide that no Dividend Equivalents will be paid on a given Award of Stock Units.

(e)
Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units.  The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section.

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Section 7.	Additional Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company or any other right of a Participant to receive payment from the Company.  Awards granted in addition to or in tandem with other Awards may be granted either as of the same time as or a different time from the grant of such other Awards. Subject to the Plans terms, the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to the purchase of any other Award; provided, that such surrender does not result in a modification, extension, substitution or assumption of a Stock right, as determined under Treasury Regulation Section 1.409A-1(b)(5)(v) that would cause such Stock rights to be considered the grant of a new Stock right which is subject to the terms and conditions of Code Section 409A.  Any transaction otherwise authorized under this Section 7(a) remains subject to all applicable restrictions under the Plan and may not result in an Award that is subject to the terms and conditions of Code Section 409A by virtue of such transaction; in such event, any transaction that would otherwise be permissible under this Section 7(a) shall be prohibited unless the Participant and the Company mutually agree in writing to cause an Award to become subject to the terms and conditions of Code Section 409A under this Section 7(a).

(b)
Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or in installments.

(c)
Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  Other provisions of the Plan notwithstanding, the Award Agreement evidencing any 409A Award (which for this purpose means only such an Award held by a Participant which is subject to the terms and conditions of Code Section 409A), shall incorporate the terms and conditions necessary to avoid the consequences specified in Code Section 409A(a)(1). Any terms or conditions inconsistent with the requirements of  Code Section 409A and its implementing regulations shall be automatically modified and limited (even retroactively) to the extent necessary to conform said Award with Code Section 409A.  Notwithstanding anything to the contrary herein, the Company shall not be liable for any unintended adverse tax consequences which may be imposed on the Participant due to receipt, exercise or settlement of any Stock Option or other Award granted hereunder, including the taxes and penalties of Code Section 409A.

Section 8.	Corporate Transactions.

(a)
Corporate Transaction in which Awards are not Assumed.  Upon the occurrence of a Corporate Transaction in which outstanding Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards are not being assumed or continued:

(i)
All outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction, and

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(ii)	Either of the following two actions shall be taken:

(A)
fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(B)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or Stock Units and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options, equal to the product of the number of shares of Stock subject to the Option (the Award Shares) multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price Exercise Price applicable to such Award Shares.

(iii)
With respect to the Companys establishment of an exercise window, (i) any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options shall terminate. The Committee shall send notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

(b)
Corporate Transaction in which Awards are Assumed.  The Plan, Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards theretofore granted, or for the substitution for such Options, Restricted Stock Awards, Stock Units, and Other Stock-Based Awards for new common stock options and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices in accordance with the provisions of Sections 5(b) and 10(c).

Section 9.	Additional Award Forfeiture Provisions.

The Committee may condition a Participants right to receive a grant of an Award, to exercise the Award, to receive a settlement or distribution with respect to the Award or to retain cash, Stock, other Awards, or other property acquired in connection with an Award, upon compliance by the Participant with specified conditions that protect the business interests of the Company from harmful actions of the Participant, including conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and the officers, directors and affiliates of the Company and other restrictions upon or covenants of the Participant, including during specified periods following termination of directorship.

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Section 10.	General Provisions.

(a)	Compliance with Legal and Other Requirements.

(i)
The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.  The foregoing notwithstanding, in connection with the occurrence of a Corporate Transaction, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Corporate Transaction.

(ii)
If the Participant is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, the grant of this Option shall not be effective until such person complies with the reporting requirement of Section 16(a).

(b)	Limits on Transferability; Beneficiaries.

(i)
Awards granted under the Plan shall not be transferable except as permitted by the Company.  Options may be exercised as provided for under Section 6(b).  All other Awards may be transferable by will and the laws of descent and distribution, but only if specifically provided for in the Award Agreement.  Any attempted sale, pledge, assignment, hypothecation or other transfer of an Award contrary to the provisions hereof and, the levy of any execution, attachment or similar process upon an Award shall be null and void and without force or effect and shall result in automatic termination of the Award.

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(ii)
(A) As a condition to the transfer of any shares of Stock issued upon exercise of an Award granted under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act of 1933 or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws; (B) further, the Company shall be authorized to refrain from delivering or transferring shares of Stock issued under this Plan until the Board determines that such delivery or transfer will not violate applicable securities laws and the Participant has tendered to the Company any federal, state or local tax owed by the Participant as a result of exercising the Award, or disposing of any Stock, when the Company has a legal liability to satisfy such tax; (C) the Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, the Securities Exchange Act of 1934, or under any other state or federal law, rule or regulations; (D) the Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Stock under applicable securities laws or to perfect any exemption from such registration or qualification; and (E) furthermore, the Company will have no liability to any Participant for refusing to deliver or transfer shares of Stock if such refusal is based upon the foregoing provisions of this Section.

(c)
Effect of Certain Changes.  In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Stock, the Committee shall make appropriate or proportionate substitution or adjustment in: (i) the aggregate number of Stock reserved for issuance under the Plan, (ii) the number and kind of shares of Stock or other securities subject to any then outstanding Awards issued under the Plan; (iii) the  price of the shares of Stock subject to outstanding Stock Options granted under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable; and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award and any other outstanding Awards  granted under the Plan. Notwithstanding the foregoing, any substitution or adjustment by the Committee shall comply with Treasury Regulations Section 1.409A-1(b)(5)(v)(D) which will be deemed to be satisfied if the ratio of the exercise price to the Fair Market Value of the shares subject to the Awards immediately after the substitution or adjustment is not greater than the ratio of the exercise price to the Fair Market Value of the shares subject to the Stock right immediately before the substitution or adjustment. The Committees substitution or adjustment shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan as a result of any such substitution or adjustment; but the Committee may, in its sole discretion, authorize a cash payment to be made to the Participant in lieu of fractional shares.

(d)	Tax Provisions.

(i)
Withholding.  The Committee shall so require, as a condition of exercise, each Participant to agree that:  (A) no later than the date of exercise of any Option granted hereunder, the optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option; and (B) the Company shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option from any payment of any kind otherwise due to the Participant.  For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligations are incurred.  The Company shall not be obligated to advise any optionee of the existence of any such tax or the amount that the Company will be so required to withhold.

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(ii)
Required Consent to and Notification of Code Section 83(b) Election.  No election under Code Section 83(b) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(e)
Changes to the Plan.  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that the Company shall submit for the approval of a majority of the stockholders of the Company presented or represented and entitled to vote at a duly constituted and held meeting of the stockholders, any amendment that would:  (i) materially increase the benefits accruing to Participants under the Plan, (ii) increase the number of shares of Stock as to which Awards may be granted under the Plan, (iii) extend the term of the Plan,  (iv) materially modify the requirements as to eligibility for participation in the Plan, (v) expand the types of Awards provided under the Plan, or (vi) be otherwise required by applicable laws, regulations or rules. Any such increase or modification that may result from adjustments authorized by Section 10(c) hereof shall not require such approval.  In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participants written consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment is adequately compensated.

(f)
Unfunded Status of Awards, Creation of Rabbi Trusts.  The Plan is intended to constitute an unfunded plan for equity incentive compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of rabbi trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Companys obligations under the Plan. Such trusts or other arrangements shall be consistent with the unfunded status of the Plan unless the Committee otherwise determines.

(g)
Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive or compensation arrangements, apart from the Plan, as it may deem desirable, including incentive or compensation arrangements and awards to which Code Section 409A does apply, and such other arrangements may be either applicable generally or only in specific cases.

(h)
Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

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(i)
Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of  Nevada, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(j)
Limitation on Rights Conferred Under The Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any  Director or Participant the right to continue as a  Director or Participant or in service of the Company as a member of the Board, (ii) interfering in any way with the right of the Company to terminate any  Directors or Participants service on the Companys Board at any time (subject to the terms and provisions of any separate written agreements), (iii) giving a Director or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Directors, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(k)
Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Company or by any stockholder of the Company against any past, present or future member of the Board, or against any employer, or by an employee (past, present or future) against the Company will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such stockholder, director or employee, cease and be barred as of the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

(l)
Assumption.  The terms and conditions of any outstanding Awards granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor company to the Company and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan.  Such successor Company shall not be otherwise obligated to assume this Plan.

(m)
Severability; Entire Agreement.  If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder.  The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.  No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any terms of the Plan, Award, or Award Agreement or other document relating thereto.

(n)
Plan Effective Date.  The Plan shall be effective ______________, ___, 2009 (the Effective Date), subject to its approval by the stockholders of the Company by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders; provided, that the total vote cast on the proposal represents over fifty percent (50%) in interest of all securities entitled to vote on the proposal.

15

(o)	Adoption.

_______________ (i)    This Plan was approved by the Board of Directors of the Company at a meeting on ____________, 2009.

______________ (ii)     This Plan was approved by the stockholders of the Company at a meeting on _______________, 2009.

SEARCHLIGHT MINERALS CORP.

By

16

PROXY
SEARCHLIGHT MINERALS CORP.
ANNUAL MEETING
DECEMBER 15, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ian R. McNeil and Carl S. Ager, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Searchlight Minerals Corp held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on November 13, 2009, at the Annual Meeting of Stockholders of Searchlight Minerals Corp to be held on December 15, 2009, and any continuation(s), postponement(s) or adjournment(s) thereof.

(Continued, and to be marked, dated and signed, on the other side.)

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS III AND CLASS II DIRECTOR NOMINEES UNDER PROPOSALS 1 AND 2, AND FOR PROPOSALS 3, 4, 5, 6 AND 7, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS III AND CLASS II DIRECTOR NOMINEES UNDER PROPOSALS 1 AND 2, AND FOR PROPOSALS 3, 4, 5, 6 AND 7.  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:

(1)	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)		☐ FOR all Class III Director nominees listed herein (except as marked up to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

	01 - Robert D. McDougal		02 - Martin B. Oring

(2)	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below)		☐ FOR all Class II Director nominees listed herein (except as marked up to the contrary below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below.

	03 - Harry B. Crockett		04 - Carl S. Ager

(3)	To consider and vote upon an amendment and restatement of our articles of incorporation to authorize a class of up to 40,000,000 shares of preferred stock.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(4)
To consider and vote upon an amendment and restatement of our articles of incorporation to limit liability of directors and officers and permit indemnification of directors, officers and certain other persons.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(5)	To adopt our 2009 Stock Incentive Award Plan and to reserve up to 3,250,000 shares of common stock for issuance under the 2009 Stock Incentive Award Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(6)	To adopt our 2009 Equity Incentive Plan for Directors and to reserve up to 750,000 shares of common stock for issuance under the 2009 Equity Incentive Plan for Directors.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

(7)
To ratify the appointment of Brown Armstrong Paulden McCown Starbuck Thornburgh & Keeter Accountancy
Corporation as our independent registered public accounting firm for the year ending December 31, 2009.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.

Please date and execute this Proxy exactly as your name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:	, 2009

Signature

Signature, if held jointly